As filed with the Securities and Exchange Commission on April 30, 1997

                                                     1933 Act File No. 33-77138
                                                     1940 Act File No. 811-8456




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [_]

                        Pre-Effective Amendment No.                       [_]

                        Post-Effective Amendment No.    3                 [X]
                                     and/or


   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [_]

                        Amendment No.    4                                [X]

                              --------------------

                           GNA VARIABLE SERIES TRUST

               (Exact Name of Registrant as Specified in Charter)

            Suite 5600, Two Union Square, Seattle, Washington 98101
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (206) 625-1755

                             Edward J. Wiles, Esq.
                           GNA Variable Series Trust
                                   Suite 5600
                                Two Union Square
                           Seattle, Washington 98101
                    (Name and Address of Agent for Service)

        It is proposed that this filing will become effective under Rule 485:

[_]     Immediately upon filing            [X]      On May 1, 1997
        pursuant to paragraph (b),                  pursuant to paragraph (b),
[_]     60 days after filing               [_]      On ______________ pursuant
        pursuant to paragraph (a)(1),               to paragraph (a)(1).
[_]     75 days after filing pursuant      [_]      On ______________ pursuant
        to paragraph (a)(2),                        to paragraph (a)(2) of
                                                    rule 485.

        If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                              --------------------

        The Registrant hereby declares that, pursuant to Rule 24f-2(a)(1) promulgated under the Investment Company Act of 1940, as amended, it has registered an indefinite number of shares of beneficial interest, no par value, of each of the GNA Adjustable Rate Portfolio series, GNA Government Portfolio series, GNA Value Portfolio series and GNA Growth Portfolio series, and of the Registrant. The Registrant filed its Rule 24f-2 notice for the year ended December 31, 1996 on or about February 28, 1997.

                             CROSS REFERENCE SHEET

                           (REGISTRATION STATEMENT ON
                           FORM N-1A AND PROSPECTUS)

Form N-1A Item No.                                   Caption or
     Part A                                          Location in the Prospectus
1.   Cover Page......................................Cover page

2.   Synopsis........................................Not Applicable

3.   Condensed Financial Information.................Not Applicable

4.   General Description of Registrant...............Investment Objective and
                                                     Policies; The Trust, the
                                                     Portfolios and Management

5.   Management of the Portfolio.....................The Trust, the Portfolios
                                                     and Management; Additional
                                                     Information

6.   Capital Stock and Other Securities..............Dividends, Distributions
                                                     and Taxes; The Trust, the
                                                     Portfolios and Management

7.   Purchase of Securities Being
       Offered.......................................Purchases and Redemptions

8.   Redemption or Repurchase........................Purchases and Redemptions

9.   Pending Legal Proceedings.......................Not Applicable

                                                    Caption or Location in
     Part B                                         Statement of Additional Information

10.  Cover Page......................................Cover Page

11.  Table of Contents...............................Table of Contents

12.  General Information and History.................General Information

13.  Investment Objectives and Policies..............Additional Information
                                                     Concerning Certain
                                                     Investment Techniques;
                                                     Debt Instruments and
                                                     Permitted Cash
                                                     Investments; Debt
                                                     Securities Ratings;
                                                     Investment Restrictions;
                                                     Portfolio Transactions

14.  Management of the Registrant....................Management of the Trust

15.  Control Persons and Principal Holder
       of Securities.................................Management of the Trust

16.  Investment Advisory and Other Services..........The Investment Adviser
                                                     and Sub-Advisers

17.  Brokerage Allocation and Other Practices........Portfolio Transactions

18.  Capital Stock and Other Securities..............General Information

19.  Purchase, Redemption and Pricing
       of Securities Being Offered...................Purchase and Redemption
                                                     Information; Net Asset
                                                     Value

                                       2

                                                    Caption or Location in
     Part B                                         Statement of Additional Information

20.  Tax Status......................................Certain Tax Matters

21.  Underwriters....................................Not Applicable

22.  Calculation of Performance Data.................Performance Information

23.  Financial Statements............................Financial Statements

                         GNA VARIABLE SERIES TRUST(sm)

GNA Variable Series Trust (the "Trust") is a professionally managed, open-end investment company that offers a selection of diversified managed investment portfolios (individually a "Portfolio"; collectively, the "Portfolios"), each with its own investment objective and policies. This Prospectus describes the following four Portfolios currently offered by the Trust.

The GNA Adjustable Rate Portfolio's investment objective is to produce a high level of current income consistent with limiting fluctuations in net asset value of shares. This Portfolio will seek to achieve its objective by investing primarily in adjustable rate securities, including, but not limited to adjustable rate mortgage securities.

The GNA Government Portfolio's investment objective is to produce a high level of current income consistent with safety of principal. This Portfolio will seek to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The GNA Value Portfolio's investment objective is to provide long-term growth of capital and an above-average level of dividend income by investing primarily in equity securities. This Portfolio will seek to provide a higher total return than that of the Standard & Poor's 500 Stock Index (the "S&P 500 Index").

The GNA Growth Portfolio's investment objective is to provide long term growth of capital. This Portfolio will seek to achieve its objective by investing primarily in equity securities of companies which, in the opinion of the Portfolio's sub-adviser, have above average prospects for growth.

Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts. The information contained in this Prospectus should be read together with the Prospectus for the variable contracts.

This Prospectus sets forth the information about the Trust and the Portfolios that you ought to know before allocating premiums or cash value from variable contracts to the Portfolios. Please read this Prospectus carefully and retain it for future reference. A Statement of Additional Information (dated May 1, 1997) for the Portfolios has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available upon request and without charge by contacting the Trust at Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101 or by telephoning (800) 455-0870.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE NOT DEPOSITS WITH OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR ANY AFFILIATE THEREOF, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

  Prospectus
  May 1, 1997

                                                       Page
FINANCIAL HIGHLIGHTS .............................

GENERAL INFORMATION ..............................

INVESTMENT OBJECTIVES
   AND POLICIES ..................................
   The GNA Adjustable Rate Portfolio .............
   The GNA Government Portfolio ..................
   The GNA Value Portfolio .......................
   The GNA Growth Portfolio ......................
   Additional Investment Techniques ..............

PURCHASES AND REDEMPTIONS ........................

EXCHANGE PRIVILEGE ...............................

NET ASSET VALUE ..................................
   The GNA Adjustable Rate Portfolio .............
   The GNA Government Portfolio ..................
   The GNA Value Portfolio .......................
   The GNA Growth Portfolio ......................

DIVIDENDS, DISTRIBUTIONS
   AND TAXES .....................................

PERFORMANCE INFORMATION ..........................
   Yield .........................................
   Total Return ..................................
   Periodicals and Indices .......................

THE TRUST, THE PORTFOLIOS
   AND MANAGEMENT ................................
   The GNA Adjustable Rate Portfolio .............
   The GNA Government Portfolio ..................
   The GNA Value Portfolio .......................
   The GNA Growth Portfolio ......................

ADDITIONAL INFORMATION ...........................
   Transfer Agent and Custodian ..................
   Independent Accountants and
     Counsel .....................................

FINANCIAL HIGHLIGHTS

The Financial Highlights set forth below include selected data for a share outstanding throughout each period and other performance information derived from the financial statements of the Portfolios that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is contained in the Trust's Annual Report which is included in the Statement of Additional Information. The Statement of Additional Information and the Trust's Annual Report may be obtained by writing or calling the Trust.




                            GNA Growth Portfolio          GNA Value Portfolio
                        Year Ended     Year Ended     Year Ended     Year Ended
                         12/31/96      12/31/95(a)     12/31/96      12/31/95(a)
Net Asset Value,
  beginning of period...     $33.24       $25.00         $31.32         $25.00
                              -----        -----          -----          -----
Income from Investment
  Operations
  Net investment
    income *............       0.08         0.10           0.40           0.55
  Net realized and
    unrealized gains
    (losses) on
    investments.........       5.74         8.24           6.54           6.31
                               ----         ----           ----           ----

Total from investment
  operations............       5.82         8.34           6.94           6.86
                               ----         ----           ----           ----

Less Distributions From
  Net investment income.      (0.03)       (0.10)         (0.41)         (0.54)
  Net realized gains....      (0.36)        0.00          (2.23)          0.00
                              ------        ----          ------          ----
  Total distributions...      (0.39)       (0.10)         (2.64)         (0.54)
                              ------       ------         ------         ------

Net Asset Value,
  end of period.........     $38.67       $33.24         $35.62         $31.32
                             ======       ======         ======         ======

Total Return (%) (b)          17.48        33.37          22.29          27.68

Ratios/Supplemental Data
  Ratios to average daily
  net assets (%) (c)
    Net expenses*.......       1.10         1.10           1.10           1.10
    Gross expenses*.....       1.64         2.89           1.82           3.87
    Net investment
     income*............       0.21         0.47           1.22           2.03

  Portfolio turnover (%)      42.57        65.88          98.53          41.67

Net Assets, end of
  period (millions).....     $12.4         $6.9           $10.5          $4.5

* Reimbursement of expenses
  from Adviser..........      $0.21        $0.38          $0.24          $0.75

Average commission rate (d)   $0.050         N/A          $0.050           N/A



(a) For the period January 3, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the Adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.
(c)     Annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of security trades on which commissions are charged.

                                    GNA                           GNA
                           Government Portfolio        Adjustable Rate Portfolio
                         Year Ended     Year Ended     Year Ended     Year Ended
                         12/31/96      12/31/95(a)     12/31/96      12/31/95(a)

Net Asset Value,
  beginning of period...   $27.19         $25.00         $26.44         $25.00
                            -----          -----          -----          -----
Income from Investment
  Operations
  Net investment
    income *............     1.64           1.70           1.54           1.38
  Net realized and
    unrealized gains
    (losses) on
    investments.........    (0.79)          2.19          (0.12)          1.44
                            ------          ----          ------          ----

Total from investment
  operations............     0.85           3.89           1.42           2.82
                             ----           ----           ----           ----

Less Distributions From
  Net investment income.    (1.66)         (1.70)         (1.62)         (1.38)
  Net realized gains....    (0.50)          0.00          (0.27)          0.00
                            ------          ----          ------          ----
  Total distributions...    (2.16)         (1.70)         (1.89)         (1.38)
                            ------         ------         ------         ------

Net Asset Value,
  end of period.........   $25.88         $27.19         $25.97         $26.44
                           ======         ======         ======         ======

Total Return (%) (b)         3.38          15.99           5.60          11.50

Ratios/Supplemental Data
  Ratios to average daily
  net assets (%) (c)
    Net expenses*.......     0.90           0.90           0.70           0.70
    Gross expenses*.....     1.68           2.09           1.63           2.05
    Net investment
      income*...........     6.34           6.51           6.19           5.38

  Portfolio turnover(%).     1.65         129.71          36.59          36.47

Net Assets, end of
  period (millions).....    $8.1           $7.2           $6.4           $5.6

* Reimbursement of expenses
  from Adviser..........    $0.20          $0.31          $0.23          $0.35

Average commission rate (d)   N/A            N/A            N/A            N/A



(a) For the period January 3, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the Adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.
(c)     Annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of security trades on which commissions are charged.

GENERAL INFORMATION

GNA Variable Series Trust(sm) (the "Trust") is a Delaware business trust, and is an open-end, diversified, management investment company. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable contracts (the "Contracts"). Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to the Trust, and the Trust may not be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations.

Shares of the Portfolios are offered to the separate accounts of insurance companies that are affiliated with GNA Capital Management, Inc., the Trust's investment adviser, and may also be offered to the separate accounts of unaffiliated insurance companies. Shares of the Portfolios may serve as the underlying investments for both annuity and life insurance contracts. In that event, certain conflicts may at some point arise between variable annuity contract holders and variable life insurance contract holders which could adversely affect the management of the Portfolios. See "Purchases and Redemptions."

INVESTMENT OBJECTIVES AND POLICIES

The Trust offers four series of shares, each of which represents a segregated, separately managed portfolio of securities with its own investment objective. The investment objective of each Portfolio is a fundamental policy that cannot be changed without shareholder approval. Except as expressly provided in this Prospectus or the Statement of Additional Information, the other investment policies of each Portfolio are not fundamental and may be changed without such approval. There can be no assurance that a Portfolio will be able to achieve its investment objective.

The GNA Adjustable Rate Portfolio

The investment objective of the GNA Adjustable Rate Portfolio (the "Adjustable Rate Portfolio") is to produce a high level of current income consistent with limiting fluctuations in the net asset value of Adjustable Rate Portfolio shares.

The Adjustable Rate Portfolio will seek to achieve its investment objective by investing primarily in adjustable rate securities, including, but not limited to, adjustable rate mortgage securities ("ARMs"). ARMs are collateralized by adjustable rate, rather than fixed-rate, mortgages. The Adjustable Rate Portfolio intends to invest at least 65% of the value of its total assets in adjustable rate securities under normal market conditions.

At least 50% of the Adjustable Rate Portfolio's total assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or securities that are collateralized by U.S. Government Securities. The Adjustable Rate Portfolio may also invest in high-grade fixed and adjustable rate mortgage and debt securities rated within the three highest credit categories by Moody's, S&P or Fitch Investors Service ("Fitch") or, if unrated, determined by the Adjustable Rate Portfolio's sub-adviser, Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood") to be of equivalent quality. In the event the rating of a security is downgraded, Standish, Ayer & Wood will determine whether the securities should be retained or sold depending on an assessment of all facts and circumstances at that time. The Adjustable Rate Portfolio will concentrate at least 25% of its total assets in asset-backed securities, including mortgage securities of governmental and non-governmental issuers, collateralized mortgage obligations and other asset-backed securities. The Adjustable Rate Portfolio is expected to have an effective duration ranging from 1 year to 2 1/2 years. A bond's duration is the weighted average life of its principal and interest payments and is often considered a useful indication of its price volatility.

Adjustable rate mortgages, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on adjustable rate mortgages is adjusted at regular intervals based on a specified, published interest rate "index." The new rate is determined by adding a specific interest amount, the "margin" or "spread," to the interest rate of the index. See "Characteristics of ARMs." As a result, ARMs generally provide higher yields than money market securities and more stable principal values than longer term fixed-rate mortgage securities. Investment in ARMs allows the Adjustable Rate Portfolio to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer term fixed-rate mortgage securities. The ARMs in which the Adjustable Rate Portfolio expects to invest will generally
                                       8
adjust their interest rates at regular intervals of two years or less. ARMs are a less effective means of locking in long-term rates than securities collateralized by fixed-rate mortgages because the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

Mortgage Securities. A mortgage security is an interest in a pool of mortgage loans. The Adjustable Rate Portfolio will invest primarily in mortgage securities that are collateralized by a pool of adjustable rate mortgages. The primary issuers of ARMs are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. While the ARMs issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks.

Some mortgage securities are called "pass-through certificates" because a pro-rata share of interest (less GNMA, FHLMC, or FNMA fees and any applicable loan servicing fees) as well as scheduled and unscheduled principal payments on the underlying mortgage pool are passed through each month to the owner of the security (e.g., the Adjustable Rate Portfolio). While the Adjustable Rate Portfolio's net income will be distributed to shareholders, the Adjustable Rate Portfolio will reinvest scheduled and unscheduled principal payments, and prevailing interest rates may be higher or lower than the Adjustable Rate Portfolio's current yield at the time these investments are made.

Characteristics of ARMs. The interest rates paid on the adjustable rate mortgages underlying ARMs are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are two main categories of indices: rates tied to the yield on U.S. Treasury securities or the London interbank offered rate; and those derived from a calculated measure such as a cost of living index or a moving average of mortgage rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. Due to the inverse relationship between interest rates and the value of certain securities, such a delay in adjusting to changes in interest rates may cause the Adjustable Rate Portfolio's net asset value to increase or decrease in value, particularly during periods between interest adjustment dates.

The underlying adjustable rate mortgages in which the Adjustable Rate Portfolio invests will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, during each adjustment period and over the life of the loan. Interest rate caps on mortgages underlying ARMs may prevent their income from increasing to prevailing interest rate levels, and cause these securities to decrease in value. Conversely, interest rate floors on mortgages underlying ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. In addition, some residential mortgage loans limit adjustments to the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may cause the outstanding principal balance of the mortgage to increase.

Mortgage securities generally have a maximum maturity of 15 to 30 years. However, due to the adjustable rate feature of the mortgages underlying ARMs, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARMs may be more comparable to short- and intermediate-term securities than to longer term fixed-rate mortgage securities.

Collateralized Mortgage Obligations ("CMOs"). The Adjustable Rate Portfolio may also invest in CMOs which are debt obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Typically, CMOs are collateralized by mortgage securities guaranteed or issued by GNMA, FNMA or FHLMC. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Adjustable Rate Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

U.S. Government Securities. The U.S. Government Securities which the Adjustable Rate Portfolio may purchase include but are not limited to (1) U.S. Treasury obligations: Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years); and (2) obligations issued, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as obligations of GNMA, the General Services Administration and Federal Maritime Administration), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (such as obligations of the FNMA, FHLMC and the U.S. Postal Service); the U.S. Treasury has discretionary authority to provide financial assistance to such entities, however, it is not obligated to do so by law and may take steps to restrict or eliminate such support in the future; or (c) the credit of the agency or instrumentality (such as obligations of the Federal Home Loan Bank and Federal Farm Credit System).

U.S. Government Securities of the type to be included in the Adjustable Rate Portfolio's portfolio have historically involved little risk of loss of principal if held to maturity. However, the prices of such securities are inversely affected by changes in interest rate levels. A decrease in rates generally produces an increase in the value of the Adjustable Rate Portfolio's investments while an increase in rates generally reduces the value of these investments.

Other Securities

The Adjustable Rate Portfolio may invest up to 35% of its total assets in securities other than adjustable rate mortgage securities, either alone or in combination with money market securities.

Multi-Class Residential Mortgage Securities. The Adjustable Rate Portfolio may invest in Multi-Class Residential Mortgage Securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed or otherwise backed by the U.S. Government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. Government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government, its agencies or instrumentalities. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

Stripped Mortgage Securities. The Adjustable Rate Portfolio may also invest in stripped mortgage securities. With such securities, the principal and interest payments on a pool of mortgages are separated or "stripped" to create two classes of securities. In general, the interest-only, or "IO" class of stripped securities, receives all interest and no principal payments, while the principal-only, or "PO" class, is entitled to receive all principal and no interest payments. Stripped mortgage securities are expected to be acutely sensitive to fluctuations in interest rates which, in turn, affect prepayment rates on the mortgages underlying stripped securities. The Adjustable Rate Portfolio will invest principally in IO securities for the purpose of reducing, or hedging against, the decline in principal value of mortgage securities which may occur as a result of increasing interest and prepayment rates.

Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, credit card or automobile receivables and home equity loans. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

Non U.S. Government ARMs or CMOs. The Adjustable Rate Portfolio may purchase ARMs or CMOs issued by private issuers. Privately issued ARMs and CMOs may take a form similar to ARMs or CMOs issued or guaranteed by GNMA, FNMA or FHMLC. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of any of the above. Securities issued by private issuers must be rated at least A by S&P, Moody's or Fitch or, if unrated, be judged by Standish, Ayer & Wood to be of equivalent quality. Such rating may be based, in part, on certain types of credit enhancements issued in respect of such securities. Such credit enhancements may include insurance policies, bank letters of credit, or guaranties by third parties. CMOs may also be issued by private issuers. Such CMOs are collateralized by mortgages or mortgage related securities of such private issuers. Certain private issuers of ARMs and CMOs may be considered investment companies under the Investment Company Act of 1940. In such event, the Adjustable Rate Portfolio may be restricted from investing in the securities of such issuers.

Cash Reserves. The Adjustable Rate Portfolio may hold short-term U.S. government cash reserves (money market securities maturing in one year or less) if Standish, Ayer & Wood believes such holdings are advisable to facilitate the Adjustable Rate Portfolio's cash flow needs (e.g., redemptions and expenses) or for temporary defensive purposes.

Debt Securities. The Adjustable Rate Portfolio may invest in short-term debt securities, such as commercial paper, that are rated at least A3 by S&P or Fitch or Prime-3 by Moody's or, if not rated, are of equivalent investment quality as determined by Standish, Ayer & Wood. Debt securities within the top credit categories comprise what are generally known as high-quality bonds.

Other Portfolio Strategies

Lending of Portfolio Securities. The Adjustable Rate Portfolio may lend its portfolio securities to qualified institutional investors for the purpose of realizing additional income. Loans may be made pursuant to agreements which provide safeguards for the Adjustable Rate Portfolio, e.g., that the loans will be continuously secured by collateral in any combination of cash, letters of credit and securities of the U.S. Government or its agencies, equal to at least the market value at all times of the securities lent. The bank or banks issuing any such letters of credit must meet creditworthiness standards approved by the Adjustable Rate Portfolio's Board of Trustees. The Adjustable Rate Portfolio will not make securities loans if as a result the aggregate of all outstanding securities loans exceeds one-third of the value of the Adjustable Rate Portfolio's total assets. The Adjustable Rate Portfolio receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash collateral it receives. The Adjustable Rate Portfolio also continues to receive interest or dividends on the securities lent. However, the amounts received by the Adjustable Rate Portfolio may be reduced by administrative or finders' fees paid to broker-dealers and related expenses.

The primary risk in lending securities is that the borrower may become insolvent at a time at which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Adjustable Rate Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

When-Issued and Forward Commitment Contracts. The Adjustable Rate Portfolio may purchase securities on a "when-issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis. No more than 25% of the Adjustable Rate Portfolio's assets will be invested in these types of securities, including forward roll transactions described below. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment for the securities can take place a month or more after the date of the commitment to purchase. The securities so purchased or sold are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Adjustable Rate Portfolio may receive a fee for entering into forward commitment contracts.

Forward Roll Transactions. In order to enhance current income, the Adjustable Rate Portfolio may enter into forward roll transactions with respect to mortgage-backed securities. In a forward roll transaction, the Adjustable Rate Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but with different prepayment histories than those sold. The Adjustable Rate Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The value of securities sold by the Adjustable Rate Portfolio in forward roll transactions may decline below the repurchase price of the corresponding similar securities. At the time the Adjustable Rate Portfolio enters into a forward roll transaction, it will place in an account with the Custodian cash, U.S. Government Securities or high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

144A Securities. The Adjustable Rate Portfolio may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

Portfolio Turnover. The Adjustable Rate Portfolio will not generally trade in securities for short-term profits but, when circumstances warrant, securities may be purchased and sold without regard to length of time held. Standish, Ayer & Wood anticipates that the Adjustable Rate Portfolio's annual portfolio turnover rate may exceed 100% but generally will not exceed 150%. A high portfolio turnover rate in any year will increase brokerage commissions which are borne directly by the Adjustable Rate Portfolio and could result in a high amount of realized investment gain. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement
 of Additional Information.

Risk Factors. The types of securities in which the Adjustable Rate Portfolio invests have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these considerations and risks pertain to the characteristics of mortgage-backed securities generally, while others are peculiar to ARMs. One of the principal risks regarding mortgage-backed securities is the risk of prepayments. Recently, prepayment rates on mortgage-backed securities have been high, however, prepayment rates may vary significantly over relatively short periods of time. The net asset value of a share of the Adjustable Rate Portfolio will fluctuate as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

Investments in Foreign Companies. The Adjustable Rate Portfolio may invest up to 10% of its total assets in U.S. dollar denominated American Depository Receipts which represent securities of foreign companies. ADRs are traded in the United States on national securities exchanges or over-the-counter and are issued by domestic banks. The Adjustable Rate Portfolio will not make investments in foreign securities other than through ADRs.

When investing in ADRs, the Adjustable Rate Portfolio assumes certain additional risks that are not present with investments in stocks of domestic companies. These risks include political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the market value of such ADRs. In addition, there might be less publicly available information about such foreign issuers than about domestic issuers, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers.

Investment Restrictions

In seeking to reduce investment risk, the Adjustable Rate Portfolio operates under certain investment restrictions. The restrictions in the following paragraph may not be changed except by a vote of the shareholders of the Adjustable Rate Portfolio. The remaining restrictions and policies are subject to change by the Trustees.

The Adjustable Rate Portfolio may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Adjustable Rate Portfolio's total assets being invested in any one issuer (excluding securities issued or guaranteed by U.S. Government, its agencies and instrumentalities); or (b) the Adjustable Rate Portfolio's owning more than 10% of the outstanding voting securities of an issuer (excluding securities issued or guaranteed by U.S. Government, its agencies and instrumentalities).

The Adjustable Rate Portfolio may not: (a) invest more than 15% of its net assets in illiquid securities, including certain IOs and POs and securities restricted as to resale (which restricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) invest in securities of foreign issuers other than through ADRs; (c) borrow in excess of 10% of the value of its total assets (through reverse repurchase agreements, forward rolls or otherwise) and then only as a temporary measure or (d) make cash loans except that it may purchase debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities. For further information on these and other investment restrictions, including other non-fundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

The GNA Government Portfolio

The investment objective of the GNA Government Portfolio (the "Government Portfolio") is to produce a high level of current income consistent with safety of principal.

The Government Portfolio will seek to achieve its investment objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, having remaining maturities of one year or more ("U.S. Government Securities"). The Government Portfolio intends to invest at least 65% of the value of its total assets in U.S. Government Securities except during times when the Government Portfolio's Adviser, GNA Capital Management, Inc., (the "Adviser") believes the adoption of a temporary defensive position is desirable due to prevailing market or economic conditions.

The remainder of the Government Portfolio's assets will be invested in other debt instruments having a rating from Standard & Poor's Corporation ("S&P") of AAA and cash or cash equivalents. Cash equivalents, for purposes of the Government Portfolio, are highly liquid instruments which include commercial paper having a rating from S&P of A-1 or A-1+.

The composition and weighted average maturity of the Government Portfolio will vary from time to time, based upon a determination of how best to further the Government Portfolio's investment objective. The Government Portfolio is expected to have an average duration of approximately 4 years. A bond's duration is the weighted average life of its principal and interest payments and is often considered a useful indication of its price volatility.

U.S. Government Securities. The U.S. Government Securities which the Government Portfolio may purchase include but are not limited to (1) U.S. Treasury obligations: Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years); and (2) obligations issued, guaranteed or otherwise backed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association ("GNMA"'), the General Services Administration and Federal Maritime Administration), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal Housing Administration ("FHA"), and the U.S. Postal Service); the U.S. Treasury has discretionary authority to provide financial assistance to such entities, however, it is not obligated to do so by law and may take steps to restrict or eliminate such support in the future; or
(c) the credit of the agency or instrumentality (such as obligations of the Federal Home Loan Bank and Federal Farm Credit System).

U.S. Government Securities of the type to be included in the Government Portfolio have historically involved little risk of loss of principal if held to maturity. However, the prices of such securities are inversely affected by changes in interest rate levels. A decrease in rates generally produces an increase in the value of the Government Portfolio's investments, while an increase in rates generally reduces the value of these investments. Certain additional risks are described below.

Mortgage Securities. A mortgage security is an interest in a pool of mortgage loans. With the requisite degree of government backing, a mortgage security may constitute a U.S. Government Security. The primary issuers of mortgage securities that constitute U.S. Government Securities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. While the mortgage securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government, their close relationship with the U.S. Government makes them high quality securities with minimal credit risk. There is no limit upon the Government Portfolio's investments in mortgage-backed U.S. Government Securities and from time-to-time a majority of the Government Portfolio may be invested in such securities.

Some mortgage securities are called "pass-through certificates" because a pro rata share of interest (less GNMA, FHLMC or FNMA fees and any applicable loan servicing fees) as well as scheduled and unscheduled principal payments on the underlying mortgage pool are passed through each month to the owner of the security (e.g., the Government Portfolio).

Investments by the Government Portfolio in U.S. Government Securities which are mortgage-backed securities may have maturities shorter than anticipated if the underlying mortgages are prepaid. This prepayment feature will make such mortgage-backed securities less effective than other types of securities as a means of locking in attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. At the time principal payments or prepayments are received by the Government Portfolio, prevailing interest rates may be higher or lower than the current yield of the Government Portfolio. As a result, GNMA certificates and other mortgage-backed securities will have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Government Portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayment of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Government Portfolio's principal investment to the extent of the premium paid.

As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates or other mortgage-backed security. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years. Therefore, it is customary to treat GNMA certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

The coupon rate of interest on GNMA certificates is lower than the interest rate paid on the mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA certificates. First, GNMA certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it.

Collateralized Mortgage Obligations (CMOs). The Government Portfolio may also invest in CMOs which are debt obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Typically, CMOs are collateralized by mortgage securities guaranteed or issued by GNMA, FNMA or FHLMC. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Government Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Stripped Mortgage Securities. The Government Portfolio may also invest in stripped mortgage securities. With such securities, the principal and interest payments on a pool of mortgages are separated or "stripped" to create two classes of securities. In general, the interest-only, or "IO" class of stripped securities, receives all interest and no principal payments, while the principal-only, or "PO" class, is entitled to receive all principal and no interest payments. Stripped mortgage securities are expected to be acutely sensitive to fluctuations in interest rates which, in turn, affect prepayment rates on the mortgages underlying stripped securities. The Government Portfolio will invest principally in IO securities for the purpose of reducing, or hedging against, the decline in, principal value of mortgage securities which may occur as a result of increasing interest and prepayment rates.

Inverse Floating Obligations. The Government Portfolio may invest in mortgage securities and other instruments that are "inverse floating obligations." The interest rates on these instruments typically decline as market interest rates increase, and increase as market rates decline. Such instruments have the effect of providing the opportunity for incremental returns, because they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of conventional securities.

Forward Roll Transactions. In order to enhance current income, the Government Portfolio may enter into forward roll transactions with respect to mortgage-backed securities. In a forward roll transaction, the Government Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but with different prepayment histories than those sold. The Government Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The value of securities sold by the Government Portfolio in forward roll transactions may decline below the repurchase price of the corresponding similar securities. At the time the Government Portfolio enters into a forward roll transaction, it will place in an account with the Custodian cash, U.S. Government Securities or high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

Adjustable Rate Mortgage Securities. The Government Portfolio may invest in mortgage securities backed by pools of adjustable rate mortgages, as well as mortgage securities backed by pools of fixed-rate mortgages. Adjustable rate mortgages, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on adjustable rate mortgages is adjusted at regular intervals based on a specified, published interest rate "index." The new rate is determined by adding a specific interest amount, the "margin" or "spread," to the interest rate of the index. As a result, ARMs generally provide higher yields than money market securities and more stable principal values than longer term fixed-rate mortgage securities. Investment in ARMs allows the Government Portfolio to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer term fixed-rate mortgage securities. The ARMs in which the Fund expects to invest will generally adjust their interest rates at regular intervals of two years or less. ARMs are a less effective means of locking in long-term rates than securities collateralized by fixed-rate mortgages because the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates. The interest rates paid on the adjustable rate mortgages underlying ARMs are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are two main categories of indices: rates tied to the yield on U.S. Treasury securities or the London interbank offered rate; and those derived from a calculated measure such as a cost of living index or a moving average of mortgage rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. Due to the inverse relationship between interest rates and the value of certain securities, such a delay in adjusting to changes in interest rates may cause the Government Portfolio's net asset value to increase or decrease in value, particularly during periods between interest adjustment dates.

The underlying adjustable rate mortgages in which the Government Portfolio invests will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, during each adjustment period and over the life of the loan. Interest rate caps on mortgages underlying ARMs may prevent their income from increasing to prevailing interest rate levels, and cause these securities to decrease in value. Conversely, interest rate floors on mortgages underlying ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. In addition, some residential mortgage loans limit adjustments to the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may cause the outstanding principal balance of the mortgage to increase.

Mortgage securities generally have a maximum maturity of 15 to 30 years. However, due to the adjustable rate feature of the mortgages underlying ARMS, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARMs may be more comparable to short- and intermediate-term securities than to longer term fixed-rate mortgage securities.

Securities Lending. The Government Portfolio may lend its portfolio securities to qualified institutional investors for the purpose of realizing additional income. Loans may be made pursuant to agreements which provide safeguards for the Government Portfolio, e.g., that the loans will be continuously secured by collateral in any combination of cash, letters of credit and securities of the U.S. Government or its agencies, equal to at least the market value at all times of the securities lent. The bank or banks issuing any such letters of credit must meet creditworthiness standards approved by the Trustees. The Government Portfolio will not make securities loans if as a result the aggregate of all outstanding securities loans exceeds one-third of the value of the Government Portfolio's total assets. The Government Portfolio receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash collateral it receives. The Government Portfolio also continues to receive interest or dividends on the securities lent. However, the amounts received by the Government Portfolio may be reduced by finders' fees paid to broker-dealers and related expenses.

The primary risk in lending securities is that the borrower may become insolvent at a time at which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Government Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

Other Investment Techniques. The Government Portfolio may engage in when issued and delayed delivery transactions, short sales against the box, and payment of premiums with respect to straddles and real estate investment trusts but presently has no intention to engage in any such investment techniques to the extent that more than 5% of the Government Portfolio's net assets would be at risk. For further information on these investment techniques, see the Statement of Additional Information.

Temporary Investments. The Government Portfolio may hold up to 100% of its assets in cash or short-term, high-quality money market securities such as repurchase agreements for temporary defensive purposes if, in the opinion of the Adviser, unusual market conditions warrant such a position. See the Statement of Additional Information.

Portfolio Turnover. The Government Portfolio may experience a very substantial turnover of its portfolio because of its options transactions, since the Government Portfolio may be forced to sell portfolio securities in order to meet its obligations under call options written by the Government Portfolio. See "Additional Investment Techniques--Options." In addition, options are generally entered into for hedging purposes on a quarterly basis and the Government Portfolio's options holdings may be adjusted at the end of each quarter. Although it is anticipated that the annual portfolio turnover rate will exceed 100%, portfolio turnover is not expected to exceed 200%. Generally, a 100% turnover rate would occur if all of the securities in the portfolio (except those excluded from the calculation of portfolio turnover by the Securities and Exchange Commission (the" SEC")) were sold and either repurchased or replaced within one year. While the Government Portfolio will pay commissions in connection with its options transactions, U.S. Government Securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Government Portfolio. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

Risk Factors. There are risks in any investment program, and there is no assurance that the Government Portfolio will achieve its investment objective. The securities in which the Government Portfolio may invest are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the market and other market factors. The net asset value of a share of the Government Portfolio will fluctuate as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

Investment Restrictions. In seeking to reduce investment risk, the Government Portfolio operates under certain investment restrictions. The restrictions in the following paragraph may not be changed except by a vote of the shareholders of the Government Portfolio. The remaining restrictions and policies are subject to change by the Trustees.

The Government Portfolio may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Government Portfolio's total assets being invested in any one issuer; or (b) more than 25% of its assets being invested in any one industry. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Government Portfolio may not: (a) purchase more than 10% of any class of securities of any one issuer (except

U.S. Government Securities); (b) purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization or acquisition of assets; (c) invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and Trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate. For further information on these and other investment restrictions, including other non-fundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

The GNA Value Portfolio

The investment objective of the GNA Value Portfolio (the "Value Portfolio") is to provide long-term growth of capital and an above-average level of dividend income by investing in equity securities.

The Value Portfolio invests primarily in equity securities, including common stock, preferred stock, warrants and "investment grade" securities convertible into common stock. Under normal market conditions, the Value Portfolio's sub-adviser, Duff & Phelps Investment Management Co. ("Duff & Phelps") will seek to invest substantially all of the Value Portfolio's assets in a diversified portfolio of equity securities. It is a fundamental policy of the Value Portfolio under normal market conditions to invest at least 65% of its total assets in such equity securities. The Value Portfolio will attempt to generate relatively high levels of dividend income and provide the potential for capital appreciation. The Value Portfolio seeks to provide a higher total return than that of the S&P 500 Index. No assurance can be given that the Value Portfolio will achieve its objective.

In seeking an above-average level of dividend income, the Value Portfolio will invest primarily in companies with established operating histories, potential for dividend growth and low price-to-earnings ratios relative to the S&P 500 Index. The Value Portfolio's investments will tend to be in issuers with medium to large capitalizations, although the Value Portfolio is not limited by issuer size in selecting equity securities for investment. It is anticipated that a majority of the equity securities in which the Value Portfolio invests will be listed on a national securities exchange.

The Value Portfolio will generally consider debt securities to be "investment grade" if such securities are rated investment grade by a nationally recognized statistical rating agency (i.e., BBB or better by S&P or Baa or better by Moody's, or if such securities are not so rated but are considered by Duff & Phelps to be of equivalent investment quality. Bonds rated BBB by S&P or Baa by Moody's or unrated securities of comparable investment quality lack outstanding characteristics and in fact have speculative characteristics as well, and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. In the event the rating of a security is downgraded, Duff & Phelps will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. For further information concerning the ratings of debt securities, see the Statement of Additional Information. The mix of convertible and nonconvertible securities in different rating categories varies over time depending on, among other factors, changes in investment strategy.

Securities Lending. The Value Portfolio may lend its portfolio securities to qualified institutional investors for the purpose of realizing additional income. Loans may be made pursuant to agreements which provide safeguards for the Value Portfolio, e.g., that the loans will be continuously secured by collateral in any combination of cash, letters of credit and securities of the U.S. Government or its agencies, equal to at least the market value at all times of the securities lent. The bank or banks issuing any such letters of credit must meet creditworthiness standards approved by the Trustees. The Value Portfolio will not make securities loans if as a result the aggregate of all outstanding securities loans exceeds one-third of the value of the Value Portfolio's total assets. The Value Portfolio receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash collateral it receives. The Value Portfolio also continues to receive interest or dividends on the securities lent.

However, the amounts received by the Value Portfolio may be reduced by finders' fees paid to broker-dealers and related expenses.

The primary risk in lending securities is that the borrower may become insolvent at a time at which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Value Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

Other Investment Techniques. The Value Portfolio may engage in when issued and delayed delivery transactions, short sales against the box, payment of premiums with respect to straddles and real estate investment trusts but presently has no intention to engage in any such investment techniques to the extent that more than 5% of the Value Portfolio's net assets would be at risk. For further information on these investment techniques, see the Statement of Additional Information.

The Value Portfolio may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

Investments in Foreign Companies. The Value Portfolio may invest up to 10% of its total assets in U.S. dollar denominated American Depository Receipts which represent securities of foreign companies. ADRs are traded in the United States on national securities exchanges or over-the-counter and are issued by domestic banks. The Value Portfolio will not make investments in foreign securities other than through ADRs.

When investing in ADRs, the Value Portfolio assumes certain additional risks that are not present with investments in stocks of domestic companies. These risks include political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the market value of such ADRs. In addition, there might be less publicly available information about such foreign issuers than about domestic issuers, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers.

Temporary Investments. The Value Portfolio may hold up to 100% of its assets in cash or short-term debt securities for temporary, defensive purposes if, in the opinion of Duff & Phelps, unusual market conditions warrant such a position. The types of short-term instruments in which the Value Portfolio may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, master notes, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

Portfolio Turnover. It is the Value Portfolio's policy not to purchase and sell securities with a view toward obtaining short-term profits. The Value Portfolio will not ordinarily trade in securities for short-term profits. However, when circumstances warrant, securities may be sold without regard to the length of time held. Duff & Phelps anticipates that the Value Portfolio's annual portfolio turnover rate may exceed 50% but generally will not exceed 100%. A high portfolio turnover rate in any year will increase brokerage commissions paid and could result in a high amount of realized investment gain. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

Risk Factors. Because the Value Portfolio invests primarily in equity securities, it is subject to market risk--i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The net asset value of a share of the Value Portfolio will fluctuate as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

Investment Restrictions

In seeking to reduce investment risk, the Value Portfolio operates under certain investment restrictions. The restrictions in the following paragraph may not be changed except by a vote of the shareholders of the Value Portfolio. The remaining restrictions and policies are subject to change by the Trustees.

The Value Portfolio may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Value Portfolio's total assets being invested in any one issuer; (b) the Value Portfolio's owning more than 5% of the outstanding voting securities of an issuer; (c) more than 5% of the Value Portfolio's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's; (d) more than 5% of the Value Portfolio's total assets being invested in warrants of all types, or more than 2% of the Value Portfolio's total assets being invested in warrants other than warrants attached to the other securities; or (e) more than 20% of the Value Portfolio's total assets being invested in any one industry. These restrictions do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Value Portfolio may not: (a) invest more than 15% of its net assets in illiquid securities, including securities restricted as to resale (which restricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) invest in securities of foreign issuers other than through ADRs;
(c) borrow in excess of 10% of the value of its total assets and then only as a temporary measure; or (d) make cash loans except that it may purchase debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities. For further information on these and other investment restrictions, including other non-fundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

The GNA Growth Portfolio

The investment objective of the GNA Growth Portfolio (the "Growth Portfolio") is to provide long-term growth of capital.

The Growth Portfolio will seek to achieve its investment objective by investing substantially all of its assets in common stocks under normal market conditions. However, a portion of the Growth Portfolio's assets may be held from time to time in other equity securities including preferred stock and warrants. The Growth Portfolio intends to invest in securities of companies which, in the opinion of the Growth Portfolio's sub-adviser, Value Line, Inc. ("Value Line"), have above average prospects for growth. No assurance can be given that the Growth Portfolio will achieve its objective. The Growth Portfolio may also invest less than 5% of its total assets in equity securities convertible into common stocks.

In seeking long-term growth of capital, the Growth Portfolio will invest primarily in companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index (the "S&P 500 Index") over the long term. Consequently, the Growth Portfolio's sub-adviser, Value Line, seeks to identify those industries which offer the greatest possibilities for profitable expansion and, within such industries, those companies which appear most capable of sustained growth. Investments may also be made in securities of companies which Value Line believes are selling below their intrinsic values or in securities of cyclical companies which Value Line believes are at a low point in their cycles. It is anticipated that the Growth Portfolio will have a higher level of price volatility than the S&P 500 Index. The Growth Portfolio's investments will tend to be in issuers with small to medium capitalizations, although the Growth Portfolio is not limited by issuer size in selecting equity securities for investment. It is anticipated that a majority of the equity securities in which the Growth Portfolio invests will be listed on a national securities exchange.

In selecting securities for purchase or sale, Value Line will rely on the Value Line Ranking System for Timeliness which has evolved after many years of research and has been used in substantially its present form since 1965. The Value Line Ranking System is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the latest reported earnings deviate from estimated earnings. The Rankings are published weekly in The Value Line Investment Survey for approximately 1,700 stocks. On a scale of 1 (highest) to 5 (lowest), the Rankings compare Value Line's estimate of the probable market performance of each stock during the coming twelve months relative to all 1,700 stocks under review. The Value Line Rankings are updated weekly to reflect the most recent information. The Value Line Rankings do not eliminate market risk, but Value Line believes that they provide objective standards for determining whether the market is undervaluing or overvaluing a particular security. The Growth Portfolio will usually invest in securities ranked 1 or 2, although it may invest in securities ranked 3 if Value Line believes such securities are appropriate for the Growth Portfolio. Reliance on the Rankings is no assurance that the Growth Portfolio will perform more favorably than the market in general over any particular period.

Securities Lending. The Growth Portfolio may lend its portfolio securities to qualified institutional investors for the purpose of realizing additional income. Loans may be made pursuant to agreements which provide safeguards for the Growth Portfolio, e.g., that the loans will be continuously secured by collateral in any combination of cash, letters of credit and securities of the U.S. Government or its agencies, equal to at least the market value at all times of the securities lent. The bank or banks issuing any such letters of credit must meet creditworthiness standards approved by the Trustees. The Growth Portfolio will not make securities loans if as a result the aggregate of all outstanding securities loans exceeds one-third of the value of the Growth Portfolio's total assets. The Growth Portfolio receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash collateral it receives. The Growth Portfolio also continues to receive interest or dividends on the securities lent. However, the amounts received by the Growth Portfolio may be reduced by finders' fees paid to broker-dealers and related expenses.

The primary risk in lending securities is that the borrower may become insolvent at a time at which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Growth Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

Other Investment Techniques. The Growth Portfolio may engage in when issued and delayed delivery transactions, short sales against the box and payment of premiums with respect to straddles and real estate investment trusts but presently has no intention to engage in any such investment techniques to the extent that more than 5% of the Growth Portfolio's net assets would be at risk. For further information on these investment techniques, see the Statement of Additional Information.

The Growth Portfolio may invest in restricted securities in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.

Investments in Issuers with Small to Medium Capitalizations. Value Line considers issuers with small to medium capitalization to be those companies which are less mature and have the potential to grow substantially faster than the economy. Investments in these securities may involve greater than average risks because of the possible limited marketability of such securities and the possibility that their prices may fluctuate more widely than the securities of larger more established companies or than the market as a whole.

Investments in Foreign Companies. The Growth Portfolio may invest up to 10% of its total assets in U.S. dollar denominated American Depository Receipts ("ADRs") which represent securities of foreign companies. ADRs are traded in the United States on national securities exchanges or over-the-counter and are issued by domestic banks. The Growth Portfolio will not make investments in foreign securities other than through ADRs.

When investing in ADRs, the Growth Portfolio assumes certain additional risks that are not present with investments in stocks of domestic companies. These risks include political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the market value of such ADRs. In addition, there might be less publicly available information about such foreign issuers than about domestic issuers, and such foreign issuers may not be subject to the same accounting, auditing and financial standards and requirements as domestic issuers.

Temporary Investments. The Growth Portfolio may hold up to 100% of its assets in cash or short-term, high-grade debt securities for temporary defensive purposes if, in the opinion of Value Line, unusual market conditions warrant such a position. The types of short-term instruments in which the Growth Portfolios may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least "A" by S&P or "Prime" by Moody's Investor's Services, Inc. ("Moody's") (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

Portfolio Turnover. The Growth Portfolio may trade in securities for short-term profits in order to achieve its objective. Value Line anticipates that the Growth Portfolio's annual portfolio turnover rate may exceed 100% but generally will not exceed 200%. A high portfolio turnover rate in any year will increase brokerage commissions paid and could result in high amount of realized investment gain. See "Portfolio Transactions," "Portfolio Turnover" and "Certain Tax Matters" in the Statement of Additional Information.

Risk Factors. Because the Growth Portfolio invests primarily in equity securities, it is subject to market risk--i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The net asset value of a share of the Growth Portfolio will fluctuate as market conditions change. The amount received upon redemption may be more or less than a purchaser's original cost.

Investment Restrictions

In seeking to reduce investment risk, the Growth Portfolio operates under certain investment restrictions. The restrictions in the following paragraph may not be changed except by a vote of the shareholders of the Growth Portfolio. The remaining restrictions and policies are subject to change by the Trustees.

The Growth Portfolio may not invest in a security if, at the time of purchase, the transaction would result in: (a) more than 5% of the Growth Portfolio's total assets being invested in any one issuer; (b) the Growth Portfolio's owning more than 10% of the outstanding voting securities of an issuer; (c) more than 5% of the Growth Portfolio's total assets being invested in securities of issuers (including predecessors) with less than three years continuous operations except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's; (d) more than 5% of the Growth Portfolio's total assets being invested in warrants of all types, or more than 2% of the Growth Portfolio's total assets being invested in warrants other than warrants attached to other securities; or (e) more than 25% of the Growth Portfolio's total assets being invested in any one industry. These restrictions do not apply to investments in securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities.

The Growth Portfolio may not: (a) invest more than 15% of its net assets in illiquid securities, including securities restricted as to resale (which restricted securities are limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable; (b) invest in securities of foreign issuers other than through ADRs;
(c) borrow in excess of 10% of the value of its total assets and then only as a temporary measure; or (d) make cash loans except that it may purchase debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities. For further information on these and other investment restrictions, including other non-fundamental investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

Additional Investment Techniques

Some or all of the Portfolios may invest in the types of instruments and engage in the types of strategies described in detail below.

Repurchase Agreements. A Portfolio may enter into repurchase agreements in order to generate additional income. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at the cost plus interest within a specified time (normally one day). Except as further provided, each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest. With respect to repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1+ by S&P, the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. In the event of default or bankruptcy by the seller, the Portfolio will seek to liquidate such collateral. The exercise of the Portfolio's right to such a liquidation could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss. In addition, if the seller becomes involved in and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While each Portfolio acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures, including the monitoring by each Portfolio's Adviser or relevant sub-adviser of the creditworthiness of broker-dealers or the financial institutions engaging in repurchase agreements with the Portfolio. A Portfolio will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the Portfolio. In addition, not more than one-third of the current market value of a Portfolio's total assets shall constitute secured "loans" by the Portfolio under repurchase agreements.

Borrowing. A Portfolio may borrow for temporary purposes in an aggregate amount of up to 10% of its total assets. As a non-fundamental policy, a Portfolio will not purchase any security while borrowings representing more than 5% of the Portfolio's total assets are outstanding. Such borrowing may be made by obtaining a loan from a bank or by entering into a reverse purchase agreement with a bank or broker-dealer. Reverse repurchase agreements involve the sale of a security held by a Portfolio and its agreement to repurchase the instrument at a stated price, date and interest payment. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase securities or to honor redemption requests made of the Portfolio. The use of reverse repurchase agreements to purchase portfolio securities involves the borrowing of money to purchase securities and entails additional risks such as the incurrence of interest expenses and fluctuation of the Portfolio's net asset value. There is no guarantee that the securities purchased will maintain a value equal to or greater than the amount borrowed to purchase them. The technique of leveraging the value of portfolio securities for the purpose of purchasing additional portfolio securities is speculative. A Portfolio may not enter into reverse repurchase agreements with broker-dealers if its obligations under such agreements would exceed 5% of the current market value of its total assets.

Options. A Portfolio may write or purchase options on securities held in its portfolio. By purchasing a call, a Portfolio pays a premium for the right to buy the underlying security at the exercise price at any time during the option period. When a Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any call or put purchased by the Portfolio is not exercised or sold, it will become worthless on its expiration date. A Portfolio will not purchase puts or calls if more than 5% of its total assets would be invested in premiums on puts or calls. A Portfolio will write and purchase only exchange-traded options. A Portfolio's option positions may be closed only in a secondary market for options written or purchased by the Portfolio. Each Portfolio's Adviser or relevant sub-adviser will consider the liquidity of the secondary market in writing or purchasing options for the Portfolio, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. A Portfolio could be unable to control losses by closing the position where a liquid secondary market does not exist.

A Portfolio may write (i.e., sell) options to increase the return of the Portfolio and to hedge against a decline in the market value of the underlying securities held by the Portfolio to the extent of the premium income received. A covered call option is an option to purchase underlying securities which a Portfolio either owns or has the right to acquire, or for which a Portfolio maintains a segregated account with its Custodian of cash, cash equivalents or U.S. Government Securities having a value sufficient to meet its obligations under the call. By writing a covered call option a Portfolio might lose the potential for gain on the underlying security while the option is open. When a Portfolio writes a "secured" put option, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at a specified price ("exercise price") at any time during the option period. A put is "secured" if the Portfolio maintains with the Custodian cash, cash equivalents, or U.S. Government Securities having a value equal to the exercise price or holds a put on the same underlying security at an equal or greater exercise price. A Portfolio will write only covered call options and secured put options. The Government Portfolio will not write puts if more than 50% of its total assets would be needed to cover its obligations in connection therewith, and will not write calls if more than 100% of its total assets would be needed to cover its obligations in connection with such calls. Each of the other Portfolio's will not write puts if more than 25% of its total assets would be needed to cover its obligations in connection therewith, and will not write calls if more than 25% of its total assets would be needed to cover its obligations in connection with such calls.

Futures Contracts and Options on Such Contracts. A Portfolio may purchase and sell futures contracts, subject to certain limitations. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts.

Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

Positions in futures may be closed out by an offsetting transaction only on an exchange which provides a secondary market for such futures. A Portfolio will enter into a futures contract only if there appears to be a liquid secondary market for such futures contract. However, there can be no assurance that a liquid secondary market will exist at a specific time.

Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the transaction. If the price of the futures contract moves more or less than the price of the security, the Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities which are the subject of the transaction. There is also a risk of imperfect correlation where the securities underlying the futures contract have different maturities than the portfolio securities. Transactions in options on futures contracts involve similar risks.

A Portfolio also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract, at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option.

Options on futures contracts do not require the purchaser to enter into the futures contract, but rather grant the purchaser the right to do so. Thus, the risk of loss to the purchaser of an option is limited to the premium paid for the option.

The success of a Portfolio's transactions in futures contracts and options thereon is dependent upon the ability of that Portfolio's Adviser or relevant sub-adviser to predict fluctuations in interest rates and the price of futures contracts and options thereon, as the case may be. A Portfolio may suffer losses on futures contracts or options thereon, as well as on the underlying securities. There is no limit to the potential exposure of a Portfolio from investments in futures contracts. There can be no assurance that a Portfolio's transactions in futures contracts and options thereon will be successful.

A Portfolio's use of financial futures and options thereon will in all cases be consistent with the applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that a Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the entity's principal regulator (in the case of the Portfolios, the Securities and Exchange Commission) to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value (i.e., the net asset value) of the Portfolio. For further information regarding futures contracts and options thereon, see the Statement of Additional Information.

Other Interest Rate Transactions. To preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable rate mortgage securities or for other nonspeculative purposes, the Adjustable Rate Portfolio may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate collars, caps and floors. The Adjustable Rate Portfolio will not use these transactions for speculative purposes and will not sell interest collars, caps or floors with respect to a position that it does not own. Interest rate swaps involve the exchange by the Adjustable Rate Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor. In an interest rate collar, the Adjustable Rate Portfolio combines the elements of purchasing a cap and selling a floor. The collar protects the Adjustable Rate Portfolio against an interest rate rise above the maximum amount but causes the Adjustable
Rate Portfolio to forego the benefits of an interest rate decline below the minimum amount.

The Adjustable Rate Portfolio may enter into interest rate swaps, collars, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Adjustable Rate Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Adjustable Rate Portfolio will not enter into any interest rate swap, collar, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated at least AA by S&P or Aa by Moody's. If there is a default by the other party to such a transaction, the Adjustable Rate Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Collars, caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Standish, Ayer & Wood is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Adjustable Rate Portfolio would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if Standish, Ayer & Wood is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. In connection with entering rate swaps, collars, and floors, the Adjustable Rate Portfolio will create and maintain a segregated account with the Custodian consisting of U.S. Government Securities or cash or cash equivalents in accordance with current policies determined by the Securities and Exchange Commission.

PURCHASES AND REDEMPTIONS

Shares of each Portfolio are offered only to the insurance company separate accounts that fund the Contracts, and may at any time be offered to other separate accounts of Great Northern Insured Annuity Corporation ("GNA") or any of its affiliates or any other insurer approved by the Trustees. Shares of each Portfolio may be purchased and redeemed by the separate accounts without any sales charge at net asset value. State Street Bank and Trust Company, through its affiliate, National Financial Data Services, P.O. Box 419031, Kansas City, MO 64141-6031, acts as each Portfolio's transfer agent and shareholder servicing agent ("Transfer Agent"). The Contracts are described in the separate prospectuses issued by GNA or any of its affiliates and any other insurance company which has established separate accounts which invest in the Portfolios.

Purchase and redemption orders will be processed at the net asset value next determined after such order has been received in proper form by the Transfer Agent. See "Net Asset Value." Orders for purchases or sales of each Portfolio must be received by the Transfer Agent before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Proceeds from redemption orders will be wired to the insurance company on or before the [seventh] day following the request for redemption. Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment of redemption proceeds, as permitted by applicable law. Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific purchase order.

Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in a Portfolio. This might force such Portfolio to sell securities at disadvantageous prices or otherwise adversely affect such Portfolio.

EXCHANGE PRIVILEGE

A separate account may exchange shares of a Portfolio for shares, when available, of any of the other Portfolios at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Exchange orders will be processed at the net asset value next determined after an exchange order has been received and accepted by the Transfer Agent.

Under an exchange privilege offered by the Trust, shares of each Portfolio may be exchanged for shares of any of the other Portfolios, all of which are described in this Prospectus, at their respective net asset values. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of another portfolio. The Trust may, upon 60 days prior written notice, materially modify or terminate the exchange privilege with respect to the Portfolios.

Shareholders exercising the exchange privilege should carefully review the prospectus disclosure for the Portfolio they are considering investing in prior to making an exchange.

NET ASSET VALUE

The price of one share of each Portfolio is its net asset value ("NAV") which such Portfolio's Custodian calculates as of 4:00 p.m. eastern time, Monday through Friday, exclusive of national business holidays during which the New York Stock Exchange is closed.

The Adjustable Rate Portfolio

Securities in the Adjustable Rate Portfolio are valued primarily based on pricing services provided by Merrill Lynch, Pierce, Fenner & Smith and market quotations provided by dealers of adjustable rate securities and U.S. Government Securities. Investments in certain long-term debt securities not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers which utilize information with respect to market transactions and other information in such securities or comparable securities. Certain short-term obligations are valued at amortized cost which approximates market value. If quotations are not available, securities are valued by a method that the Trustees believe accurately reflects fair value.

The Government Portfolio

Securities in the Government Portfolio are valued primarily based on market quotations provided by recognized dealers of U.S. Government Securities. Investments in certain long-term debt securities not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers which utilize information with respect to market transactions and other information in such securities or comparable securities. Certain short-term obligations are valued at amortized cost which approximates market value. If quotations are not available, securities are valued by a method that the Trustees believe accurately reflects fair value.

The Value Portfolio

Assets held by the Value Portfolio are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Value Portfolio may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange.

The Growth Portfolio

Assets held by the Growth Portfolio are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Growth Portfolio may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Adjustable Rate Portfolio and Government Portfolio will declare dividends from net investment income daily and pay such dividends monthly. The Value Portfolio will declare and pay dividends from net investment income quarterly. The Growth Portfolio will declare and pay dividends from net investment income annually. Distributions from each Portfolio will automatically be reinvested in additional shares of the Portfolio.

Each Portfolio intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Portfolio will not be liable for federal income taxes to the extent its taxable investment income and net capital gain are distributed to its shareholders, provided that at least 90% of its net investment income and net short-term capital gain for the taxable year are distributed.

Each Portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Each Portfolio intends to make such additional distributions of taxable ordinary income and capital gain net income as may be necessary to avoid this excise tax.

Shares of each Portfolio are offered only to insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the separate accounts that purchase and hold shares of a Portfolio and
(2) the holders of Contracts funded through those accounts.

Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Internal Revenue Code, place certain limitations on the assets of each separate account and--because section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account--the assets of a Portfolio, that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other registered investment companies. Failure by a Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Portfolio and its respective shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

PERFORMANCE INFORMATION

Yield

From time to time the Trust may advertise the 30-day yields for each of the Portfolios if accompanied by performance at the insurance company's separate account. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Portfolio during the period by the net asset value per share of the Portfolio on the last day of the period. The result is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage.

The Trust may quote yields for each of the Portfolios in advertisements or in reports to shareholders. Yield information may be useful in reviewing the performance of a Portfolio and for providing a basis for comparison with other investment alternatives. However, since net investment income of a Portfolio changes in response to fluctuations in interest rates and Portfolio expenses, any given yield quotation should not be considered representative of a Portfolio's yield for any future period. Investors reviewing yield comparisons of a Portfolio should also bear in mind that the net asset value per share of a Portfolio fluctuates.

Total Return

The Trust may advertise "average annual total return" over various periods of time for each of the Portfolios if accompanied by performance at the insurance company's separate account. Average annual total return figures show the average percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of a Portfolio's shares, assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the same Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Portfolio's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Trust may also use "aggregate total return" figures for various periods, representing the cumulative change in value of an investment in a Portfolio for the specific period (again reflecting changes in Portfolio share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends, and capital gains distributions).

The Trust may, in addition to quoting a Portfolio's average annual and aggregate total returns, advertise the actual annual and annualized total return performance data for various periods of time. Actual annual and annualized total returns may be shown by means of schedules, charts or graphs. Actual annual and annualized total return data generally will be lower than average total return data, which reflects compounding.

Any Portfolio performance information presented will also include performance information for the insurance company separate accounts that fund Contracts investing in the Trust, which will take into account insurance-related charges and expenses under such contracts.

Additional performance information is contained in each Fund's annual report which may be obtained without charge, by contacting the Trust at (800) 455-0870. See "Performance Information" in the Statement of Additional Information.

Periodicals and Indices

In advertisements or in reports to shareholders, the Trust may compare a Portfolio's performance to that of other mutual funds with similar investment objectives and to other relevant indices. For example, a Portfolio may compare its performance to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, to a government bond index, or to the Consumer Price Index.

THE TRUST, THE PORTFOLIOS AND MANAGEMENT

GNA Variable Series Trust is an open-end diversified management investment company established as a Delaware business trust on March 25, 1994. Each of the Portfolios is a series of the Trust. Overall responsibility for management and supervision of each Portfolio rests with the Board of Trustees in accordance with the laws of the State of Delaware. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust and each Portfolio, including agreements with each Portfolio's investment adviser, custodian and transfer agent.

The rights of holders of shares of a Portfolio may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder.

The Trust is not required to hold annual shareholder meetings and, at this time, does not intend to do so. However, special meetings may be called for a Portfolio or the Trust as a whole for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. On any matter submitted to the shareholders, the holder of each share of a Portfolio is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. An insurance company issuing a Contract that participates in a Portfolio will vote shares in the applicable separate account as required by law and interpretation thereof, as such may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from Contract owners and must vote shares in the applicable separate account in proportion to the voting instructions received. For further discussion, please refer to the prospectus of your Contract.

GNA Capital Management, Inc. (the "Adviser") is the investment adviser of each Portfolio and is a wholly-owned subsidiary of GNA Corporation having its principal business at Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101. GNA Capital Management, Inc. also serves as investment adviser to Investors Trust, an open-end diversified management investment company established as a Massachusetts business trust. As each Portfolio's adviser, the Adviser shall manage, supervise and conduct the affairs of each Portfolio, including the selection of sub-advisers to furnish an investment program for any Portfolio as described below. GNA Corporation also is the parent company of GNA Securities, Inc. and GNA Distributors, Inc. GNA Corporation is a direct subsidiary of General Electric Capital Corporation. The officers of the Adviser manage the investments of 10 affiliated companies: General Electric Capital Assurance Company, Great Northern Insured Annuity Corporation, GE Capital Life Assurance Company of New York, Federal Home Life Insurance Company, The Harvest Life Insurance Company, PHF Life Insurance Company, The Life Insurance Company of Virginia, First Colony Life Insurance Company, Jamestown Life Insurance Company, and American Mayflower Life Insurance Company of New York which had combined assets of approximately $44 billion as of December 31, 1996.

Sub-Advisers

The Adjustable Rate Portfolio

Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), One Financial Center, Boston, Massachusetts 02111, a registered investment adviser, has been retained by the Adviser to act as portfolio manger of the Adjustable Rate Portfolio under a sub-advisory contract with the Adviser dated September 19, 1994. Standish, Ayer & Wood acted as investment adviser for total assets in excess of $30.6 billion as of December 31, 1996. As portfolio manager, Standish, Ayer & Wood is responsible for the actual investment management of the Adjustable Rate Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser periodically reviews the investment activities of Standish, Ayer & Wood, and the Adviser has the right to terminate the sub-advisory contract upon 60 days written notice to the Standish, Ayer & Wood.

Overall portfolio management strategy for the Adjustable Rate Portfolio is determined by Standish, Ayer & Wood under the supervision and direction of Dolores S. Driscoll, a Managing Director of Standish, Ayer & Wood. Ms. Driscoll has been employed by Standish, Ayer & Wood since 1974. Ms. Driscoll previously worked as a bond manager for Davis L. Babson, Inc. Ms. Driscoll holds a B.A. degree in Mathematics from Indiana University and an M.B.A. degree in Finance from Boston University and is a Chartered Financial Analyst.

The Adviser receives an investment advisory fee, payable monthly, based upon the Adjustable Rate Portfolio's average daily net assets, equal to an annual rate of
 .40% of the Adjustable Rate Portfolio's average daily net assets. Until the Adjustable Rate Portfolio grows large enough to achieve additional economies of scale, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such as custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than those of comparable funds. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annual operating expenses not to exceed .70% of the Adjustable Rate Portfolio's average daily net asset value through the fiscal year ending December 31, 1997. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.

For its services under its sub-advisory agreement, Standish, Ayer & Wood receives from the Adviser a fee, payable monthly, based upon the Adjustable Rate Portfolio's average daily net assets equal to an annual rate of .20% of the Adjustable Rate Portfolio's average daily net assets.

For the year ended December 31, 1996, the Adjustable Rate Portfolio's fee to the Adviser was $24,168 or .40% (annualized) of the average daily net assets of the Adjustable Rate Portfolio.

The Government Portfolio

GNA Capital Management, Inc. (the "Adviser"), Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101, a registered investment adviser, acts as the portfolio manager of the Government Portfolio under an advisory agreement with the Trust dated September 19, 1994. As portfolio manager, the Adviser is responsible for the actual investment management of the Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Board of Trustees.

Overall portfolio management strategy for the Government Portfolio is determined by the Adviser under the supervision and direction of Charles A. Kaminski, a Senior Vice President of the Adviser. Mr. Kaminski is also an officer of Great Northern Insured Annuity Corporation, General Electric Capital Assurance Company, GNA Securities, Inc., Investors Trust and the Trust. Mr. Kaminski previously served as Vice President of Investments for the Adviser, and prior to joining the Adviser in 1992 he was Vice President and Director of Baring America Asset

Management.

Mr. Kaminski holds B.S. and M.S. degrees in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Business School.

The Adviser receives an investment advisory fee, payable monthly, based upon the Government Portfolio's average daily net assets, equal to an annual rate of .65% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund equals $500 million or less, .60% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund is greater than $500 million and is equal to or less than $750 million, .55% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund is greater than $750 million and is equal to or less than $1.25 billion, .50% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund is greater than $1.25 billion and is equal to or less than $1.5 billion and .45% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund exceed $1.5 billion. Until the Government Portfolio grows large enough to achieve additional economies of scale, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such as custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than those of comparable funds. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annualized operating expenses not to exceed .90% of the Government Portfolio's average daily net asset value through the fiscal year ending December 31, 1997. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.

For the year ended December 31, 1996, the Government Portfolio's fee to the Adviser was $43,375 or .55% (annualized) of the average daily net assets of the Government Portfolio.

The Value Portfolio

Duff & Phelps Investment Management Co. ("Duff & Phelps"), Suite 3800, 55 East Monroe Street, Chicago, Illinois 60603, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Value Portfolio under a sub-advisory contract with Adviser dated September 19, 1994. Duff & Phelps acted as investment adviser for total assets in excess of $36.0 billion as of December 31, 1996. Duff & Phelps is a wholly owned subsidiary of Phoenix Duff & Phelps Corporation, which itself is a majority owned subsidiary of Phoenix Home Life Mutual Insurance Company. As portfolio manager, Duff & Phelps is responsible for the actual investment management of the Value Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser periodically reviews the investment activities of Duff & Phelps, and the Adviser has the right to terminate the sub-advisory contract upon 60 days written notice to Duff & Phelps.

Overall portfolio management strategy for the Value Portfolio is determined by Duff & Phelps under the supervision and direction of Jeff Simmons, a Vice President of Duff & Phelps. Mr. Simmons has been employed by Duff & Phelps since 1989 and has worked on the Value Portfolio since its inception. Mr. Simmons worked as a financial analyst at the Northern Trust Bank in Chicago, Illinois prior to joining Duff & Phelps. Mr. Simmons is a Chartered Financial Analyst (CFA) and holds a B.S. degree from Northern Illinois University and an M.B.A. degree from the University of Chicago Graduate School of Business. He is a member of the Investment Analyst Society of Chicago.

The Adviser receives an investment advisory fee, payable monthly, based upon the Value Portfolio's average daily net assets, equal to an annual rate of .80% of the Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund equal $100 million or less and .70% of the

Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund exceed $100 million. Until the Value Portfolio grows large enough to achieve additional economies of scale, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such as custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than those of comparable funds. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annual operating expenses not to exceed 1.10% of the Value Portfolio's average daily net asset value through the fiscal year ending December 31, 1997. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.

For its services under its sub-advisory agreement, Duff & Phelps receives from the Adviser a fee, payable monthly, based upon the Value Portfolio's average daily net assets equal to an annual rate of .30% of the Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund equal $100 million or less and .20% of the Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund exceed $100 million.

For the year ended December 31, 1996, the Value Portfolio's fee to the Adviser was $66,119 or .80% (annualized) of the average daily net assets of the Value Portfolio.

The Growth Portfolio

Value Line, Inc. ("Value Line"), 220 East 42nd Street, New York, New York 10017, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Growth Portfolio under a sub-advisory contract with Adviser dated September 19, 1994. Value Line managed total assets of approximately $5.7 billion as of December 31, 1996. As portfolio manager, Value Line is responsible for the actual investment management of the Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Value Line, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Value Line.

Overall portfolio management strategy for the Growth Portfolio is determined by committee. No person is primarily responsible for making recommendations to the committee.

The Adviser receives an investment advisory fee, payable monthly, based upon the Growth Portfolio's average daily net assets, equal to an annual rate of .80% of the first $100 million of the Growth Portfolio's average daily net assets and
 .70% of the Growth Portfolio's average daily net assets in excess of $100 million. Until the Growth Portfolio grows large enough to achieve additional economies of scale, the sharing of fixed costs among a relatively small base of net assets may result in certain operating expenses, such as custodial and transfer agency fees, being substantially higher, as a percentage of average daily net assets, than those of comparable funds. The Adviser has indicated that it intends to reimburse such portion of these expenses as is necessary to cause the total annualized operating expenses not to exceed 1.10% of the Growth Portfolio's average daily net asset value through the fiscal year ending December 31, 1997. The Adviser may also elect to continue these voluntary expense reimbursements with respect to subsequent fiscal years.

For its services under its sub-advisory agreement, Value Line receives from the Adviser a fee, payable monthly, based upon the Growth Portfolio's average daily net assets equal to an annual rate of .45% of the Growth Portfolio's average daily net assets.

For the year ended December 31, 1996, the Growth Portfolio's fee to the Adviser was $84,327 or .80% (annualized) of the average daily net assets of the Growth Portfolio.

ADDITIONAL INFORMATION

Transfer Agent and Custodian. State Street Bank and Trust Company acts as transfer agent for each Portfolio. State Street Bank and Trust Company also holds all cash and securities of each Portfolio, as custodian.

Independent Accountants and Counsel. For the year of the Trust ended December 31, 1996, Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, was the independent accountants for each Portfolio. Messrs. Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109, was counsel to each Portfolio.

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 1, 1997

                          GNA VARIABLE SERIES TRUST SM
                           consisting of four series,
                         GNA Adjustable Rate Portfolio
                            GNA Government Portfolio
                              GNA Value Portfolio
                              GNA Growth Portfolio

                               TABLE OF CONTENTS

General Information...................................................

Additional Information Concerning Certain Investment Techniques.......

Debt Instruments and Permitted Cash Investments.......................

Debt Securities Ratings...............................................

Investment Restrictions...............................................

Portfolio Transactions................................................

Portfolio Turnover....................................................

Purchase and Redemption Information...................................

Net Asset Value.......................................................

Certain Tax Matters...................................................

Management of the Trust...............................................

The Investment Adviser and Sub-Advisers...............................

Performance Information...............................................

Independent Accountants...............................................

Custodian.............................................................

Financial Statements..................................................


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus dated May 1, 1997, for GNA Variable Series Trust (the "Trust") which may be obtained without charge by contacting the Trust at Two Union Square, 601 Union Street, Suite 5600, Seattle, Washington 98101-2336 or by telephoning (800) 455-0870. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

                              GENERAL INFORMATION

     GNA Variable Series Trust (the "Trust") is an open-end, diversified, management investment company organized as a Delaware business trust on March 25, 1994. The Trust currently has four series of shares, GNA Adjustable Rate Portfolio (the "Adjustable Rate Portfolio"), GNA Government Portfolio (the "Government Portfolio"), GNA Value Portfolio (the "Value Portfolio") and GNA Growth Portfolio (the "Growth Portfolio"). The Trustees of the Trust have the authority to create additional series. Shares of the Portfolios are currently offered only to insurance company separate accounts that fund certain variable contracts (the "Contracts").

     The rights of holders of shares of the Trust may be modified by the Trustees at any time, so long as such modifications do not adversely affect the rights of any shareholder. On any matter submitted to the shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Shareholders of a Portfolio are not entitled to vote on any matter which does not affect that Portfolio.

     The assets received by the Trust from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio are required to be segregated on the books of account and are to be charged with the expenses in respect of that Portfolio and the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Portfolio shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolios.

     Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to such Portfolio as are declared by the Trustees. Upon liquidation of a Portfolio, shareholders of that Portfolio are entitled to share pro rata in the net assets belonging to such Portfolio available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees have been initially elected by shareholders, the Board of Trustees is a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940, as amended (the "1940 Act").

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect 100% of the Trust's trustees, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any person as a trustee.

     Shares have no preemptive or subscription rights and are fully transferable.

                       ADDITIONAL INFORMATION CONCERNING
                         CERTAIN INVESTMENT TECHNIQUES

     The Portfolios may buy and sell options, future contracts and options on futures contracts with respect to interest rates, securities and securities indices and use other instruments and techniques as described below under circumstances in which such instruments and techniques are expected by a Portfolio's Adviser or relevant Sub-Adviser to aid in achieving the investment objectives of such Portfolio.

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


Repurchase Agreements

     Each Portfolio may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. A repurchase agreement is an agreement under which a Portfolio acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Portfolio and is unrelated to the interest rate on the security. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. However, as a matter of investment policy, the Portfolios will not enter into repurchase agreements of more than one week's duration if, as a result, such agreements (together with any other securities which are not readily marketable) would exceed 10% of the Portfolio's net assets.

     Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Each Portfolio's Adviser or relevant Sub-Adviser monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. In addition, not more than one-third of the current market value of a Portfolio's total assets shall constitute secured "loans" by such Portfolio under repurchase agreements. Each Portfolio will maintain a segregated account with its Custodian for the securities and other collateral, if any, acquired under a repurchase agreement with a broker-dealer for the term of the agreement.

     In addition to the risk of the seller's default or a decline in value of the underlying security (see "Investment Objective and Policies--Repurchase Agreements" in each Portfolio's Prospectus), a Portfolio also might incur disposition costs in connection with liquidating the securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolios acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures, including the monitoring by the Adviser or relevant Sub-Adviser of the credit-worthiness of broker-dealers or other financial institutions engaging in repurchase agreements with a Portfolio.

Borrowing

     Each Portfolio may borrow for temporary purposes in an aggregate amount up to 10% of its total assets. Such borrowings may be made by obtaining a loan from a bank or by entering into a reverse repurchase agreement with a bank or broker dealer. Reverse repurchase agreements involve the sale of a security held by a Portfolio and its agreement to repurchase the instrument at a stated price, date and interest payment. A Portfolio may use the proceeds of a reverse repurchase agreement to purchase other securities which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

     In connection with entering into reverse repurchase agreements, a Portfolio will create and maintain a segregated account with the Custodian consisting of U.S. Government Securities or cash or cash equivalents of an aggregate current value sufficient to repurchase the securities or equal to the proceeds received upon the sale plus accrued interest. A Portfolio may not enter into reverse repurchase agreements with broker-dealers if its obligations under such agreements, together with other outstanding borrowings, would exceed 5% of the market value of its total assets.

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


Firm Commitment Agreements

     Each Portfolio may enter into firm commitment agreements ("when-issued" purchases) for the purchase of securities at an agreed upon price on a specified future date. A Portfolio will not enter into such agreements for the purpose of investment leverage.

     Liability for the purchase price and all the rights and risks of ownership of the securities accrue to a Portfolio at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. Government Securities or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

Loans of Portfolio Securities

     Each Portfolio may lend its portfolio securities to qualified brokers, dealers or other financial institutions as long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange (the "NYSE") which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five (5) business days.

     At the present time the staff of the SEC does not object if an investment company pays reasonable negotiated fees to its custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the investment company's trustees. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting a security on loan, the loan must be called and the security voted. The Portfolios do not presently intend to engage in lending securities. Should a Portfolio wish to commence any such activities, such Portfolio may seek to enter into an agreement with the Custodian which complies with the position of the staff of the SEC.

Rule 144A Securities

     Subject to the limitations on illiquid and restricted securities noted below, a Portfolio may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing.

Options

     Each Portfolio may engage, at such time and from time to time as such Portfolio's Adviser or relevant Sub-Adviser shall determine to be appropriate, in the writing of covered call option contracts ("calls"). A covered call is an option to purchase securities which the Portfolio owns or has the right to acquire or for which the Portfolio maintains a segregated account with the Custodian of cash, cash equivalents or U.S. Government Securities having a value sufficient to meet its obligations under the call.

     When a Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually less than nine months) or at the end of the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any gain from an increase in the market price of the underlying security over the exercise price.

     When a covered call is written by a Portfolio, the Portfolio will make arrangements with the Custodian to segregate the underlying securities or an equivalent value in cash, cash equivalents or U.S. Government Securities until the option is either exercised or has lapsed or the Portfolio closes out the option as described below.

     A Portfolio may purchase a call, for example, to effect a "closing purchase transaction," which is the purchase of a call on the same security with the same exercise price and expiration date as the call which it has previously written. When a security on which the Portfolio has written a call is to be sold from the Portfolio's portfolio, the Portfolio will first effect a closing purchase transaction so as to close out the existing call option contract on that security. The Portfolio will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option contract is less (or more) than the amount received from the sale thereof.

     A Portfolio also may purchase and write (i.e., sell) put options ("puts") on securities. A put option is a contract that grants the right to sell at a specified price a specified number of securities by a certain date. A Portfolio may write puts only if they are secured. A put is "secured" if the Portfolio maintains cash, cash equivalents or securities with a value equal to the exercise price in a segregated account with the Custodian or holds a put on the same underlying security at an equal or greater exercise price.

     The purchase and sale of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies. It should be noted that transaction costs relating to options transactions may tend to be higher than the transaction costs with respect to transactions in securities. In addition, if a Portfolio were to write a substantial number of option contracts which are exercised, the portfolio turnover rate of such Portfolio could increase.

     Securities for a Portfolio's portfolio will continue to be bought and sold solely on the basis of appropriateness to fulfill the Portfolio's investment objective. Option transactions can be used, among other things, to increase the return on portfolio positions.

     A Portfolio will not write option contracts in an amount such that the income derived from such activity would, in the opinion of the Trust's counsel, disqualify the Trust as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") if such qualification is in the best interests of the Trust's shareholders.

Futures Contracts and Options Thereon

     Each Portfolio may purchase and sell futures contracts ("futures contracts"). Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. This characteristic makes futures useful for hedging purposes.

     Futures contracts can also be used as a hedge against changes in interest rates. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). If, for example, a Portfolio holds long-term U.S. Government Securities and such Portfolio's Adviser or relevant Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Portfolio's portfolio securities declined, the value of the Portfolio's futures contract would increase, thereby protecting the Portfolio by preventing net asset value from declining as much as it otherwise would have. If such Portfolio's Adviser or relevant

Sub-Adviser expects long-term interest rates to decline, the Portfolio might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

     Each Portfolio also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option.

     A basic option strategy for protecting a Portfolio against a decline in securities prices could involve (a) the purchase of a put--thus "locking in" the selling price of the underlying securities or securities indices--or (b) the writing of a call on securities or securities indices held by a Portfolio--thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

     A basic option strategy when a rise in securities prices is anticipated is the purchase of a call--thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Portfolio, money market instruments equal to the aggregate exercise price of the options will be identified by that Portfolio to the Trust's custodian to insure that the use of such investments is unleveraged.

     A Portfolio may also purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Portfolio will make arrangements with the Custodian to segregate cash, cash equivalents or U.S. Government Securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

     A Portfolio would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Portfolio would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

"Straddle" Transactions

     Each Portfolio may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts. A Portfolio will not purchase calls or puts, in connection with such straddle transactions, if the aggregate premiums paid for such options will exceed 5% of its net assets.

Limitations and Risks Related to Options and Futures Transactions

     The Portfolios will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which they intend to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. No Portfolio will purchase any futures contract or purchase any call option if, immediately thereafter, more than one-third of the Portfolio's net assets would be represented by long futures contracts or call options. No Portfolio will write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of that Portfolio's net assets. In addition, no Portfolio may establish a position in a futures contract or purchase or sell an option for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums on open positions with respect to futures and options used for such non-hedging purposes would exceed 5% of the market value of the Portfolio's net assets.

     Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Portfolio's ability to hedge effectively through transactions in futures or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. The prices of the assets being hedged may not move in the same amount as the hedging instrument, or there may be a negative correlation which would result in an ineffective hedge and a loss to a Portfolio.

     Positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge its securities and might in some cases require a Portfolio to deposit cash to meet applicable margin requirements. Each Portfolio will enter into an option or futures position only if it appears to be a liquid investment.

                DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

     As indicated in each Portfolio's Prospectus, a Portfolio may invest in long-term and short-term debt securities. A Portfolio may invest in cash and short-term securities for temporary, defensive purposes when, in the opinion of such Portfolio's Adviser or relevant Sub-Adviser, such investments are more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Portfolios, particularly the Adjustable Rate Portfolio, may invest are described below.

     Tax-Exempt Bonds. As used in this Statement of Additional Information, the term "tax-exempt" obligations refers to debt obligations the interest on which was at the time of issuance, in the opinion of bond counsel to the issuer, exempt from federal income tax. Tax-exempt bonds include debt obligations issued by a state, the District of Columbia or a territory or possession of the United States, or any political subdivision thereof, in order to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, mass transportation, roads, schools and water and sewer works. Other public purposes for which tax-exempt bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as industrial development bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, conventions or trade show facilities, airports, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term tax-exempt bonds if the interest paid thereon is exempt from federal income tax. Interest on industrial development bonds used to fund the acquisition, construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax, but the size of such issues is limited under current federal tax law.

     The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds.

     General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body.

     Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of industrial development revenue bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

     Prices and yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") represent their opinions and are not absolute standards of quality. Tax-exempt bonds with the same maturity, interest rate and rating may have different yields while tax-exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

     Obligations of issuers of tax-exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislators may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt bonds may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect tax-exempt bonds in the same manner.

     Refunded Municipal Bonds. Refunded municipal bonds are general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. Government obligations in an amount adequate to meet all interest and principal payments as such payments become due.

     Mortgage-Backed Securities. Generally, mortgage-backed securities are securities representing interest in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to holders of securities issued by such pools. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to holders of securities issued by such pools. This principal is returned to holders of securities issued by such pools at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     U.S. Government Agency Mortgage-Backed Securities . These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC") and the Federal Housing Administration ("FHA"). FNMA, FHLMC and FHA obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA, FHLMC and FHA securities are supported by the instrumentality's right to borrow from the United States Treasury. U.S. government agency mortgage-backed certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. FHA generally guarantees only the ultimate collection of 99% of the principal of the underlying mortgage loans.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

     The Ginnie Mae Certificates in which the Portfolios may invest generally will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

     Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government.

     Each Fannie Mae Certificate will generally represent a pro-rata interest in one or more pools of FHA Loans or VA Loans of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multifamily projects.

     Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

     Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     FHA. FHA was created in 1934 under the Housing Act and incorporated into HUD in 1965. The obligations of FHA are not backed by the full faith and credit of the U.S. Government.

     Project Loans. Project Loan securities are backed by GNMA or FHA insured mortgage loans made by HUD-approved public and private lenders for (i) the construction or substantial rehabilitation of moderate-income multi family housing and retirement centers, (ii) the construction, substantial rehabilitation or refinancing of nursing houses, (iii) the purchase or refinancing of existing multi family projects and (iv) the refinancing of existing HUD-insured mortgages.

     Project loans are generally structured in one of two ways: as Construction Loan Certificates/Permanent Loan Certificates ("CLC/PLCs") or as Permanent Loan Certificates ("PLCs"). Project Loan lenders, subject to HUD guidelines, typically include various prepayment penalties and/or lockout periods that are applicable during the early years of the permanent phase of CLC/PLC loans. The majority of newly issued PLC loans also contain provisions that inhibit prepayment during the earlier years of the loan. Although amortized over a period of 30-40 years, Project loans are typically prepaid after a period of approximately 8 to 12 years.

     Certain Project Loans originated before 1985 contain a provision allowing the investor to "put" the loan to FHA twenty years after origination, Project Loans which are putable prior to November 1995 are putable at par. Project Loans which are putable after November 1995 are putable into an equal amount of "MM Debentures," which are semi-annual pay, interest only, 20-year maturity securities backed by the full faith and credit of the U.S.
Government, callable every six months at par.

     In the event of a default on the underlying mortgage, holders of GNMA Project Loans will continue to receive scheduled principal and interest payments until payment of the insurance claim. The final distribution to holders of GNMA Project Loans will include 100% of the outstanding amount of the Project Loan certificate plus accrued interest. In the event of a default on the underlying mortgage, holders of FHA Project Loans will generally receive 99% of the outstanding amount of the Project Loan certificates paid either in cash or MM Debentures.

     Adjustable Rate Mortgages--Interest Rate Indices. The "One Year Treasury Index" is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The "Cost of Funds Index" reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are

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member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of
San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

     A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average of prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates because as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

     LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or 12 month intervals.

     Stripped Agency Mortgage-Backed Securities. These are securities representing interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described below with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Accordingly, for example, investing in IOs may offset fluctuations in the value of other mortgage-backed securities which are owned by the Portfolios. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio which owns them.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

     A Portfolio will generally treat IOs and POs, other than IOs or POs backed by fixed rate mortgages issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, as illiquid securities and, accordingly, limit its investment in such securities, together with all other illiquid securities, to 15% of the

Portfolio's net assets, except that the Government
Portfolio will limit its investment in such securities, together with all other illiquid securities, to 10% of the Government Portfolio's net assets.

     Inverse Floating Obligations. The Portfolios may invest in mortgage securities and other instruments that are "inverse floating obligations."

     One such instrument is an inverse floating rate bond, which pays a rate of interest that fluctuates inversely with changes in a floating rate index such as LIBOR. As the index decreases, the formula used to set the interest rate on such a bond results in an increased yield. Conversely, as the index increases, the formula used to set the interest rate on such a bond results in a decreased yield. Although the right of the holder to a return of principal is not affected by changes in interest rates, in a rising interest rate environment repayment of principal will usually be slower than expected due to a decrease in prepayment speeds usually associated with higher interest rates. Under such circumstances, the market value of such instruments can be expected to decline.

     Another such instrument is an "inverse IO," which is created by dividing a fixed-rate bond class into floating and inverse floating components based upon a market interest rate index, such that, at any time, the sum of the interest payments to the two classes is no greater than the coupon on the fixed-rate bond. As the index rises, more interest is required for the floating rate component and therefore less is available to the holder of the inverse floating rate holder. In a rising interest rate environment, the lower coupon payments due to the inverse IO holder may be partially offset by the IO structure of the security. With rising rates, slower prepayments will still enable the inverse IO holder to recognize a decreased coupon on an outstanding balance for a longer period. Unlike an inverse floating rate bond, an inverse IO does not entitle the holder to receive a payment of principal and accordingly may have incremental risk.

     Inverse floating rate obligations generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of conventional securities.

     Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. All CMOs purchased by the Portfolios will be either issued by a Government agency or rated in the two highest credit categories by a nationally recognized rating agency.

     U.S. Government Agency Multiclass Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include such multiclass pass-through securities.

     Privately-Issued Mortgage-Backed Certificates that Represent Interests in U.S. Government Agency Mortgage-Backed Certificates. These are privately-issued mortgage pass-through securities which represent interests in GNMA, FNMA and FHLMC mortgage certificates but are generally divided into several classes in the same manner as CMOs.

     The Government Portfolio will invest in privately-issued mortgage-backed securities only if they are rated at the time of investment AAA by S&P. Each of the other Portfolios will invest in privately-issued mortgage-backed securities only if they are rated at the time of investment A or better by S&P or A or better by Moody's. While U.S.

Government Securities and U.S. Government Agency
Mortgage-Backed Securities are guaranteed, as described above, as to the timely payment of principal and interest, the market value of such obligations is not guaranteed and may rise and fall in response to changes in interest rates and other factors.

     After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event will require a sale of such security by the Portfolio. However, each Portfolio's Adviser or relevant Sub-Adviser will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Adviser or relevant Sub-Adviser for each Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

     Highly rated mortgage- and asset-backed securities carry a relatively low risk of default. Like all investors in interest-bearing securities, however, a Portfolio is exposed to the risk that the prices of individual securities held by it can fluctuate, in some cases significantly, in response to changes in prevailing levels of interest rates. In addition, a Portfolio could experience a loss on an investment in a Stripped Mortgage-Backed Security held by it if the mortgage loans underlying such security experienced a rapid rate of prepayment.

     Adjustable Rate Securities. Certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

     Variable Rate Securities. Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days notice is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     Floating Rate Securities. Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

     Asset-Backed Securities. A Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations.

     Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets may be credit card or automobile receivables, home equity loans or other consumer or commercial obligations. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to such payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark change) or scheduled amortization of principal.

     Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Portfolio.

     Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: Liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

     Automobile Receivable Securities. A Portfolio may invest in Asset Backed Securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

     Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some case, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

     Credit Card Receivable Securities. A Portfolio may invest in Asset Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than the Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivables Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

     Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset Backed Securities, Accounts are unsecured obligations of the cardholder.

     Other Assets. The Sub-Advisers anticipate that Asset Backed Securities backed by assets other than those described above will be issued in the future. A Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

     There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

     U.S. Government Securities. U.S. Government securities consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

     Securities issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Portfolio in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are currently traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The interest and principal payments on the U.S. Treasury securities underlying STRIPS are direct obligations of the U.S. Government.

     Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A bankers' acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. A Portfolio will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $1 billion. A Portfolio will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

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

     Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

     Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

     Commercial Paper Ratings. Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign:
A-1+.)

     The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

     In the event the lowering of ratings of a Portfolio's portfolio holdings by applicable rating agencies results in a material decline in the overall quality of the Portfolio's portfolio, the Trustees will review the situation and take such action as they deem in the best interests of such Portfolio's shareholders, including, if necessary, changing the composition of the portfolio.

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                            DEBT SECURITIES RATINGS

Standard & Poor's Corporation

     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal, although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     SP-1: Notes rated SP-1 are of the highest quality with very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     SP-2: Notes rated SP-2 are of high quality with satisfactory capacity to pay principal and interest.

Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

     MIG-1: Notes bearing this designation are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                            INVESTMENT RESTRICTIONS

Adjustable Rate Portfolio

     The Trust has adopted the following investment restrictions for the Adjustable Rate Portfolio. Restrictions 1, 2, 14, 15 and 18 may not be changed without approval of the holders of a majority of the Adjustable Rate Portfolio's outstanding shares as defined by the 1940 Act. The other investment restrictions may be changed by the Trustees without a vote of the shareholders. So long as these restrictions are in effect, the Adjustable Rate Portfolio may not:

          1. Purchase more than 10% of any class of securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities).

          2. Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and options thereon) or in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's, and except that this restriction shall not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

          3. Purchase or sell commodities (other than the options and futures contracts described in the Prospectus and Statement of Additional Information) or real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 5% of its assets in publicly held real estate investment trusts.

          4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Portfolio's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

          5. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5 percent of the Portfolio's net assets) and the entry into repurchase agreements (not more than one-third of the current market value of the Adjustable Rate Portfolio's total assets shall constitute secured "loans" by the Adjustable Rate Portfolio under repurchase agreements).

          6. Engage in the business of underwriting securities of others, except that the Trust may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities.

          7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          8. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization, or acquisition of assets.

          9. Invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

          10. Invest in securities which are not registered under the Securities Act of 1933, as amended, or the marketability of which is restricted including securities restricted as to resale (limited to 5% of total assets), if as a result, more than 10% of its total assets would consist of such securities; provided, however, that this restriction shall not apply to securities which are not required to be registered under the Securities Act of 1933, as amended, or to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon.

          11. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

          12. Make short sales of securities, unless the Adjustable Rate Portfolio owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

          13. Invest more than 25% of its total assets in any one industry (except U.S. Government Securities).

          14. Issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules under such Act, as set forth herein, or as permitted by an SEC exemptive order.

          15. Change the nature of its business so as to cease to be an investment company.

          16. Conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions).

          17. Invest in oil, gas or other mineral leases or exploration or development programs (provided that the Portfolio may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs).

          18. Invest more than 5% of its total assets in warrants of all types, or more than 2% of its total assets in warrants other than warrants attached to other securities.

          19. Invest in securities of foreign issuers other than through ADRs.

          20. Invest in real estate limited partnership.

          21. Purchase any security while borrowings representing more than 5% of the Portfolio's net assets (including loans, reverse repurchase agreements, forward rolls or other borrowings) are outstanding.

Government Portfolio

     The Trust has adopted the following investment restrictions for the Government Portfolio. Restrictions 2, 3, 4, 6, 14, 15 and 16 may not be changed without approval of the holders of a majority of the Government Portfolio's outstanding shares as defined by the 1940 Act. The other investment restrictions may be changed by the Trustees without a vote of the shareholders. So long as these restrictions are in effect, the Portfolio may not:

          1. Purchase more than 10% of any class of securities of any one issuer (except U.S. Government Securities as defined in the Government Portfolio Prospectus).

          2. Invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government Securities and options thereon) or in securities of issuers (other than issuers of U.S. Government Securities) with less than three years of continuous operations.

          3. Purchase or sell commodities (other than the options and interest rate futures contracts described in the Prospectus and Statement of Additional Information) or real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 5% of its assets in publicly held real estate investment trusts.

          4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Portfolio's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

          5. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5 percent of the Portfolio's net assets) and the entry into repurchase agreements (not more than one-third of the current market value of the Portfolio's total assets shall constitute secured "loans" by the Portfolio under repurchase agreements).

          6. Engage in the business of underwriting securities of others, except that the Trust may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities.

          7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          8. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization, or acquisition of assets.

          9. Participate on a joint or joint and several basis in any securities trading account; provided, however, that combining or "bunching" of the orders of other accounts under the investment management of the Adviser shall not be considered participation in a joint securities trading account;

          10. Invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

          11. Invest in securities which are not registered under the Securities Act of 1933, as amended, or the marketability of which is restricted, if as a result, more than 10% of its total assets would consist of such securities; provided, however, that this restriction shall not apply to securities which are not required to be registered under the Securities Act of 1933, as amended, or to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon.

          12. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

          13. Make short sales of securities, unless the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

          14. Invest more than 25% of its total assets in any one industry (except U.S. Government Securities).

          15. Issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules under such Act, as set forth herein, or as permitted by an SEC exemptive order.

          16. Change the nature of its business so as to cease to be an investment company.

          17. Invest in real estate limited partnerships.

          18. Purchase any security while borrowings representing more than 5% of the Portfolio's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Value Portfolio

     The Trust has adopted the following investment restrictions for the Value Portfolio. Restrictions 1, 2, 14, 15 and 18 may not be changed without approval of the holders of a majority of the Value Portfolio's outstanding shares as defined by the 1940 Act. The other investment restrictions may be changed by the Trustees without a vote of the shareholders. So long as these restrictions are in effect, the Value Portfolio may not:

          1. Purchase more than 5% of any class of securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities).

          2. Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and options thereon) or in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's, and except that this restriction shall not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

          3. Purchase or sell commodities (other than the options and futures contracts described in the Prospectus and Statement of Additional Information) or real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 5% of its assets in publicly held real estate investment trusts.

          4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Portfolio's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

          5. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5 percent of the Portfolio's net assets) and the entry into repurchase agreements (not more than one-third of the current market value of the Value Portfolio's total assets shall constitute secured "loans" by the Value Portfolio under repurchase agreements).

          6. Engage in the business of underwriting securities of others, except that the Trust may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities.

          7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          8. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization, or acquisition of assets.

          9. Invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

          10. Invest in securities which are not registered under the Securities Act of 1933, as amended, or the marketability of which is restricted including securities restricted as to resale (limited to 5% of total assets), if as a result, more than 10% of its total assets would consist of such securities; provided, however, that this restriction shall not apply to securities which are not required to be registered under the Securities Act of 1933, as amended, or to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon.

          11. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

          12. Make short sales of securities, unless the Value Portfolio owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

          13. Invest more than 20% of its total assets in any one industry (except U.S. Government Securities).

          14. Issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules under such Act, as set forth herein, or as permitted by an SEC exemptive order.

          15. Change the nature of its business so as to cease to be an investment company.

          16. Conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions).

          17. Invest in oil, gas or other mineral leases or exploration or development programs (provided that the

     Portfolio may invest in securities
     issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs).

          18. Invest more than 5% of its total assets in warrants of all types, or more than 2% of its total assets in warrants other than warrants attached to other securities.

          19. Invest in securities of foreign issuers other than through ADRs.

          20. Invest in real estate limited partnerships.

          21. Purchase any security while borrowings representing more than 5% of the Portfolio's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Growth Portfolio

     The Trust has adopted the following investment restrictions for the Growth Portfolio. Restrictions 1, 2, 14, 15 and 18 may not be changed without approval of the holders of a majority of the Growth Portfolio's outstanding shares as defined by the 1940 Act. The other investment restrictions may be changed by the Trustees without a vote of the shareholders. So long as these restrictions are in effect, the Growth Portfolio may not:

          1. Purchase more than 10% of any class of securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities).

          2. Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and options thereon) or in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by S&P or Baa or higher by Moody's, and except that this restriction shall not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

          3. Purchase or sell commodities (other than the options and futures contracts described in the Prospectus and Statement of Additional Information) or real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 5% of its assets in publicly held real estate investment trusts.

          4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Portfolio's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

          5. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5 percent of the Portfolio's net assets) and the entry into repurchase agreements (not more than one-third of the current market value of the Growth Portfolio's total assets shall constitute secured "loans" by the Growth Portfolio under repurchase agreements).

          6. Engage in the business of underwriting securities of others, except that the Trust may be deemed to be an underwriter under the Securities Act of 1933, as amended, when it purchases or sells portfolio securities.

          7. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

          8. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of its assets or as part of a merger, consolidation, reorganization, or acquisition of assets.

          9. Invest in or retain the securities of any issuer, if, to the knowledge of the Trust, the officers and trustees of the Trust who individually own in excess of 1/2 of 1% of the issuer's securities own more than 5% of such securities in the aggregate.

          10. Invest in securities which are not registered under the Securities Act of 1933, as amended, or the marketability of which is restricted including securities restricted as to resale (limited to 5% of total assets), if as a result, more than 10% of its total assets would consist of such securities; provided, however, that this restriction shall not apply to securities which are not required to be registered under the Securities Act of 1933, as amended, or to repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, and futures contracts and options thereon.

          11. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

          12. Make short sales of securities, unless the Growth Portfolio owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

          13. Invest more than 25% of its total assets in any one industry (except U.S. Government Securities).

          14. Issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules under such Act, as set forth herein, or as permitted by an SEC exemptive order.

          15. Change the nature of its business so as to cease to be an investment company.

          16. Conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions).

          17. Invest in oil, gas or other mineral leases or exploration or development programs (provided that the Portfolio may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs).

          18. Invest more than 5% of its total assets in warrants of all types, or more than 2% of its total assets in warrants other than warrants attached to other securities.

          19. Invest in securities of foreign issuers other than through U.S. dollar denominated American Depository Receipts ("ADRs").

          20. Invest in real estate limited partnerships.

          21. Purchase any security while borrowings representing more than 5% of the Portfolio's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Percentage Limitations

     In connection with the investment restrictions of each Portfolio, all percentage limitations apply only at the time a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be treated as a violation. Under the 1940 Act, each Portfolio will be required to maintain an asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Portfolio will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe.

                             PORTFOLIO TRANSACTIONS

     It is the general policy of the Portfolios, the Adviser and the Sub-Advisers not to employ any broker in the purchase or sale of securities for any Portfolio's portfolio unless the Adviser or a Sub-Adviser believes that the broker will obtain the best results for the Portfolio, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors.

     U.S. Government Securities and municipal securities are traded primarily in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to any over-the-counter transactions, the Adviser or relevant Sub-Adviser, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

     Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of a Portfolio may not serve as such Portfolio's dealer in connection with such transactions. However, affiliated persons of the Trust, including Value Line Securities, Inc. ("Value Line Securities"), an affiliate of the Growth Portfolio's Sub-Adviser, may serve as a broker in transactions for a Portfolio conducted on an exchange or over-the-counter transactions conducted on an agency basis. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.

     The commission rate on all exchange orders is subject to negotiation.
Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by the Trust to an affiliated person acting as broker in connection with transactions effected on a securities exchange. The Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust, the Adviser, or the Sub-Advisers, have adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 of the 1940 Act if an affiliated person acts as such a broker, to ensure a broker's commission that is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time .
 . . ."

     A transaction will not be placed with any affiliated party if a Portfolio would have to pay a commission rate less favorable than such affiliated party's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the affiliated party acts as a clearing broker for another brokerage firm, and any customers of the affiliated party determined by a majority of the Trustees who are not "interested persons" of the Trust, the Adviser, or such affiliated party not to be comparable to the Trust.

     Since Value Line, Inc. as an affiliate of Value Line Securities, has, as a Sub-Adviser to a Portfolio, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related investment skills will not be used by Value Line Securities as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. When appropriate, orders for the account of the Growth Portfolio may be combined with orders for the account of other funds of which Value Line Securities is affiliated in order to obtain a more favorable commission rate.

     In selecting brokers to effect transactions on securities exchanges, each Portfolio's Adviser or relevant Sub-Adviser considers the factors set forth in the first paragraph under this heading and any investment information provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, if a Portfolio's Adviser or relevant Sub-Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, such Adviser or relevant Sub-Adviser may pay commissions to such broker in an amount greater than the amount another firm might charge. Research services provided to a Portfolio include research reports on particular industries and companies, economic surveys and analyses, and recommendations as to specific securities. From time to time brokerage for a Portfolio may be allocated on the basis of sales of the shares of such Portfolio.

     Each year, each Portfolio's Adviser or relevant Sub-Adviser will consider the amount and nature of the research services provided by other brokers as well as the extent to which such services provided by other brokers are relied upon, and attempts to allocate a portion of the brokerage business of its clients, such as the Portfolios, on the basis of that consideration. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the Adviser or relevant Sub-Adviser (and its subsidiaries) in servicing all its accounts and not all such information may be used by the Adviser or relevant Sub-Adviser in connection with the applicable Portfolio. Nonetheless, the Portfolios believes that such investment information provides the Portfolios with benefits by supplementing the research otherwise available to the Trust.

     The Growth Portfolio may employ Value Line Securities, as its principal broker on exchange transactions. Section 11(a) of the Exchange Act provides that a member firm of a national securities exchange (such as Value Line Securities) may not effect transactions on such exchange for the account of an investment company (such as the Trust) of which the member firm or its affiliate (such as the Sub-Adviser) is the investment adviser. However, the SEC has adopted a rule, Rule 11a2-2(T) (the "Rule"), which permits member firms which are subject to
Section 11(a) to effect exchange transactions otherwise prohibited by Section 11(a), provided such transactions are initiated from off the floor of the exchange and are executed on the floor, or through use of the facilities of the exchange, by another member which is not an "associated person" (as defined in the Exchange Act) of the member firm which initiated the transaction. The Rule also permits the initiating member to retain compensation in connection with effecting such transactions if expressly so authorized in a written contract with the investment company. The Growth Portfolio and Value Line Securities will enter into such a contract if Value Line Securities is employed as such a broker. Any such transactions effected by Value Line Securities on the NYSE for the account of the Growth Portfolio, will be made in the manner prescribed by the Rule. The Trust, of course, will continue to effect its portfolio transactions in a manner consistent with the Exchange Act and the rules and regulations thereunder.

     Value Line Securities will furnish the Growth Portfolio, at least annually a statement setting forth the total amount of all compensation retained by Value Line Securities, or any associated person of Value Line Securities, in connection with effecting transactions for the account of the Growth Portfolio, and the Trustees of the Trust will review and approve all the Growth Portfolio's portfolio transactions and the compensation received by Value Line

Securities, in connection therewith.

     Value Line Securities will not knowingly participate in commissions paid by the Growth Portfolio to other brokers or dealers and does not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event Value Line Securities at any time learns that it has knowingly received reciprocal business, it will so inform the Trustees of the Trust.

     During the year ended December 31, 1996, the Value Portfolio and Growth Portfolio paid $17,241, and $11,690, respectively, in brokerage commissions. No brokerage commissions were paid by the Adjustable Rate Portfolio or the Government Portfolio. There were no brokerage commissions paid to affiliates of the Portfolios.

     Subject to general supervision by the Trustees and the Adviser, all investment decisions of each Portfolio are made by such Portfolio's Adviser or relevant Sub-Adviser, which places orders for all purchases and sales of portfolio securities for such Portfolio with brokers and dealers.

                               PORTFOLIO TURNOVER

     In determining a Portfolio's portfolio turnover, securities (including options) which have maturities at the time of acquisition of one year or less ("short-term securities") are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the purchase or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of a Portfolio's portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Portfolio were to write a substantial number of option contracts which are exercised, the portfolio turnover rate of such Portfolio would increase.

     The Government Portfolio anticipates that its annual portfolio turnover rate will not exceed 200%. The Government Portfolio will trade its portfolio securities without regard to the length of time for which they have been held. The Growth Portfolio may trade in securities for short-term profits in order to achieve its objective. The Growth Portfolio anticipates that its annual portfolio turnover rate may exceed 100% but generally will not exceed 200%. It is the policy of each of the Value Portfolio and the Adjustable Rate Portfolio not to trade in securities with a view toward obtaining short term profits. However, when circumstances warrant, such Portfolios may sell securities without regard to the length of time held. The Value Portfolio anticipates that its annual portfolio turnover rate may exceed 100% but generally will not exceed 175%. The Adjustable Rate Portfolio anticipates that it annual portfolio turnover rate may exceed 100% but generally will not exceed 150%. A high portfolio turnover rate in any year will increase brokerage commissions paid by a fund and could result in higher expenses.

     To the extent that its portfolio is traded for short-term market considerations and turnover exceeds 100%, the annual portfolio turnover rate of a Portfolio could be higher than most mutual funds.

     No Portfolio will engage in short-term trading to an extent which would in the opinion of the Trust's counsel disqualify the Trust as a regulated investment company under Subchapter M of the Code.

                      PURCHASE AND REDEMPTION INFORMATION

     The insurance company separate accounts may purchase and redeem shares of the Portfolios on each day, Monday through Friday, on which the NYSE is open for trading based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the variable contracts. The NYSE will be closed on the following national business holidays: New Year's Day,

Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Such purchases and redemptions of shares of each Portfolio are effected at their respective net asset values per share determined as of 4:00 p.m. on that day. Payment for redemptions are made by the Portfolios within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

     The Portfolios may not suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days except during any period (1) when the NYSE is closed or trading on the Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the SEC may otherwise permit.

     The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

     Reorganizations--In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, a Portfolio may issue its shares at net asset value (or more) to such entities or to their security holders.

                                NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of 4:00 p.m. Eastern time, Monday through Friday, exclusive of national business holidays on which the NYSE is closed.

     The following is a description of the procedures used by each Portfolio to value assets. Net asset value per share is computed by taking the market value of all assets of a Portfolio (including interest accrued but not collected), less liabilities (including accrued expenses but excluding capital and surplus), and dividing by the total number of shares of the Portfolio outstanding. Portfolio securities for which market quotations are readily available are stated at market value. A security (including an option) listed or traded on an exchange or quoted on NASDAQ is valued at its last sale price prior to the time when assets are valued. Lacking any sales on that day, the security is valued at the mean between the current closing bid and asked prices. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the time when assets are valued if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate. Investments in certain long-term debt securities not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers which utilize information with respect to market transactions and other information in such securities or comparable securities. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

     Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Portfolio's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method.

     The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

     Generally, trading in mortgage-backed or other securities issued or guaranteed by U.S. Government agencies or instrumentalities is substantially completed each day at various times prior to 4:15 P.M., Eastern time. The value of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the time the Portfolio determines its net asset value which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

                              CERTAIN TAX MATTERS

     Shares of the Portfolios are currently offered only to insurance company separate asset accounts that fund certain variable annuity contracts. See the applicable Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of Contact holders.

Federal Taxation of the Portfolios--In General

     Each Portfolio intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"): (i) stock or securities; (ii) options, futures or forward contracts (other than on foreign currencies); or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to a Portfolio's principal business of investing in stock or securities; and (c) satisfy certain diversification requirements.

     As noted in the Prospectus, each Portfolio must, and intends to continue to, comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer).

     As a regulated investment company, the Portfolios will not be subject to federal income tax on its net investment income (including net short-term capital gains) and net capital gain that it distributes to shareholders if at least 90% of its net investment income and net short-term capital gains and net tax-exempt income for the taxable year are distributed. However, if for any taxable year any Portfolio does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Portfolio's current or accumulated earnings or profits.

     A Portfolio will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Portfolio must distribute (i) at least 98% of its ordinary income (not taking into account any net tax-exempt income or capital gains or losses) for the calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if a Portfolio so elects), and (iii) any portion (not taxed to a Portfolio) of the respective 2% undistributed balances from the prior year. Each Portfolio intends to make sufficient distributions to avoid this 4% excise tax.

     A Portfolio's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in a Portfolio's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures contracts and debt securities with original issue or market discount.

     As of December 31, 1996, the Portfolios had net tax basis capital loss carryforwards which may be applied against taxable gains until their expiration date as follows:

                                                                     Expiration
                                                                       Dates
                Portfolio                                 Amount    December 31,
                ---------                                 ------    ------------
                GNA Growth Portfolio...................  $136,024        2004
                GNA Government Portfolio...............    25,224        2004
                GNA Adjustable Rate Portfolio..........    10,947        2004

     Additionally, net capital losses of $207,356 and $14,527 attributable to security transactions in the GNA Growth Portfolio and GNA Government Portfolio, respectively, incurred after October 31, 1996 are treated as arising on January 1, 1997, the first day of the Portfolios' next taxable year.

Taxation of the Portfolios' Investments

     Original Issue Discount. For federal income tax purposes, debt securities purchased by a Portfolio may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Portfolio, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by a Portfolio at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time a Portfolio purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Portfolio elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Portfolio may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless a Portfolio makes the election to include market discount currently. Because each Portfolio must include original issue discount in income, it will be more difficult for such Portfolio to make the distributions required for such Portfolio to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of a Portfolio's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Portfolio's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

     The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Portfolios and to dividends and other distributions therefrom.

                            MANAGEMENT OF THE TRUST

     The Trustees and executive officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101.

                                        Principal Occupation(s)
Name                          Title     During the Past Five Years
----                          -----     --------------------------

Pierce T. Lindberg            Trustee   Mr. Lindberg was Assistant Treasurer
4501 Grandview Dr.,                     and Director of Money Management for

W #307T                                 Weyerhaeuser Company until his
Tacoma, WA 98466                        retirement in 1984. Trustee, Investors
                                        Trust.


Edward R. McMillan            Trustee   Investment consultant to several
1600 Crista Shores Lane,                private concerns and is presently
#302                                    Vice Chairman of the Seattle
Silverdale, WA 98383                    Pacific University Foundation and
                                        Member of the Investment Committee,
                                        Blue Cross of Washington and Alaska.
                                        Senior Vice President and Chief
                                        Economist for Rainier National Bank
                                        until his retirement in 1983 and
                                        formerly a Member of the Government
                                        Securities Committee, Public Securities
                                        Association. Trustee, Investors Trust.


Douglas H. Pedersen           Trustee   Mr. Pedersen is a Seattle-based
13190 Phelps Road                       business economist and principal of
Bainbridge Island, WA 98110             Pedersen & Associates, a consulting
                                        firm. Mr. Pedersen is also co-publisher of "The Puget Sound Economic Fore-caster," a quarterly newsletter.
                                        Formerly, Vice President and Economist
                                        for Security Pacific Bank.
                                        Mr. Pedersen is a member of the
                                        Governor's Council of Economic Advisors
                                        for Washington State, a participant on
                                        the Western Blue Chip Economic Panel and past President of the Seattle Chapter of the National Association of Business
                                        Economists.  He also serves as a
                                        Director of the Washington Research
                                        Council.  Trustee, Investors Trust.

Geoffrey S. Stiff             President President and Chief Executive Officer of
                              and       General Electric Capital Assurance
                              Chief     Company and Great Northern Insured
                              Executive Annuity Corporation since 1997.
                              Officer   Senior Vice President and Chief
                                        Financial Officer and Treasurer of GNA
                                        Corporation and its subsidiaries 1993 -
                                        1996.  Director, VP and CFO of
                                        Employers Reinsurance Corporation 1987 -
                                        1993.

Victor C. Moses               Senior    Senior Vice President of GNA
                              Vice      Corporation and its
                              President subsidiaries since 1992.
                                        Chief Actuary since 1993.

                                         Principal Occupation(s)
Name                          Title      During the Past Five Years
----                          -----      --------------------------

Charles A. Kaminski           Senior     Senior Vice President of GNA
                              Vice       Corporation and its subsidiaries
                              President  since 1993.  Vice President of
                                         Investments for GNA 1992 - 1993.
                                         Member of the Washington Investment
                                         Board.

Edward J. Wiles, Jr.          Vice       Vice President and Counsel of GNA
                              President  Corporation and its subsidiaries
                              &          since 1989.
                              Secretary

Thomas W. Casey               Vice       Chief Financial Officer of GNA
                              President  Corporation and its subsidiaries since
                              and        1996.  Vice President since 1993
                              Treasurer  and Controller 1993 - 1996.  Technical
                                         Adviser, General Electric Capital
                                         Corporation 1992 - 1993.

Scott A. Curtis               Vice       Vice President of General Electric
                              President  Capital Assurance Company, Great
                                         Northern Insured Annuity Corporation,
                                         GNA Securities, Inc., and GNA
                                         Distributors, Inc. since 1996. Employed
                                         by GNA since 1990.

Stephen N. DeVos              Vice       Vice President and Controller of GNA
                              President  Corporation and its subsidiaries since
                              and        1996.  Technical Adviser,
                              Controller General Electric Capital Corporation
                                         1994 - 1996. Manager, Coopers & Lybrand
                                         L.L.P. 1986 - 1994.

Jerome R. Powers              Vice       Vice President of General Electric
                              President  Capital Assurance Company and Great
                                         Northern Insured Annuity Corporation,
                                         Inc. since 1995. Vice President of
                                         Northwestern Mutual Life Insurance
                                         Company 1993-1995, and Director
                                         1991-1993.


     Messrs. Casey, Curtis, DeVos, Kaminski, Moses, Powers, Stiff, and Wiles are all directors or officers of the Adviser as well as the Trust.

     No remuneration will be paid by the Trust to any Trustee or officer of the Trust who is affiliated with the Adviser. The Trust maintains a policy of paying all Trustees who are not "interested persons" of the Trust an annual fee of $2,000 and a fee of $250 for attendance at each meeting of the Board of Trustees plus reasonable expenses associated with their attendance at such meetings. The Board of Trustees generally meets quarterly.

     The following table summarizes the compensation paid to Trustees of the Trust for the year ended December 31, 1996.

                            COMPENSATION OF TRUSTEES




                                                             Pension or
                       Aggregate                             Retirement                       Total
                     Compensation                             Benefits      Estimated      Compensation
                         from              Aggregate         Accrued as      Annual      from GNA Variable
Name of              GNA Variable        Compensation       Part of Fund  Benefits Upon   Series Trust and
Trustee              Series Trust    from Investors Trust     Expenses      Retirement    Investors Trust
-------              ------------    --------------------   ------------  -------------  -----------------
Edward R. McMillan      $3,000              $6,000              none          none            $9,000

Pierce T. Lindberg      $3,000              $6,000              none          none            $9,000

Douglas H. Pedersen     $3,000              $6,000              none          none            $9,000

     To the best knowledge of the Trust, there are no persons owning 5% or more of the outstanding shares of any Portfolio, except the GNA Variable Investment Account of Great Northern Insured Annuity Corporation which currently holds 100% of the shares of each of the Portfolios.

                    THE INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

     The investment adviser for each Portfolio is GNA Capital Management, Inc., a Washington corporation (the "Adviser"), with offices at Two Union Square, 601 Union Street, Suite 5600, Seattle, Washington 98101-2336. The Adviser is a registered investment advisory firm which maintains a securities research department, the efforts of which will be made available to the Portfolios.

     The Adviser is a wholly-owned subsidiary of GNA Corporation. GNA Corporation also is the parent company of GNA Securities, Inc. and GNA Distributors, Inc. which acts as the Trust's Distributor. GNA Corporation is a subsidiary of General Electric Capital Corporation. The officers of the Adviser also manage the investments of ten affiliated companies which had combined assets of approximately $44.0 billion as of December 31, 1996.

     The services provided to the Portfolios by the Adviser are described in the Prospectus of each Portfolio.

     The advisory fee, payable monthly by the Adjustable Rate Portfolio to the Adviser, is based upon the Adjustable Rate Portfolio's average daily net assets, and is equal to an annual rate of .40% of the Adjustable Rate Portfolio's average daily net assets.

     The advisory fee, payable monthly by the Government Portfolio to the Adviser, is based upon the Government Portfolio's average daily net assets, and is equal to an annual rate of .65% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund equals $500 million or less, .60% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund is greater than $500 million and is equal to or less than $750 million, .55% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund is greater than $750 million and is equal to or less than $1.25 billion,
 .50% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund is greater than $1.25 billion and is equal to or less than $1.5 billion and .45% of the Government Portfolio's average daily net assets if the combined average daily net assets of the Government Portfolio and the Investors Trust Government Fund exceed $1.5 billion.

     The advisory fee, payable monthly by the Value Portfolio to the Adviser, is based upon the Value Portfolio's average daily net assets, and is equal to an annual rate of .80% of the Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund equals $100 million or less and .70% of the Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund exceed $100 million.

     The advisory fee, payable monthly by the Growth Portfolio to the Adviser, is based upon the Growth Portfolio's average daily net assets, and is equal to an annual rate of .80% of the first $100 million of the Growth Portfolio's average daily net assets and .70% of the Growth Portfolio's average daily net assets in excess of $100 million.

Advisory fees incurred by each Portfolio were as follows:

                               Adjustable Rate  Government  Value      Growth
                               Portfolio        Portfolio   Portfolio  Portfolio
Year ended December 31, 1996    $24,168          $43,375     $66,119    $84,327
Year ended December 31, 1995    $21,241          $31,935     $20,356    $34,065

     GNA Capital Management, Inc. (the "Adviser"), Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101, a registered investment adviser, acts as the portfolio manager of the Government Portfolio under an advisory agreement with the Trust dated September 19, 1994. As portfolio manager, the Adviser is responsible for the actual investment management of the Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Board of Trustees.

     Standish, Ayer & Wood, Inc. ("Standish"), One Financial Center, Boston, Massachusetts 02111, a registered investment adviser, has been retained by the Adviser to act as portfolio manger of the Adjustable Rate Portfolio under a sub-advisory contract with the Adviser dated September 19, 1994. Standish acted as investment adviser for total assets in excess of $30.6 billion as of December
31, 1996. As portfolio manager, Standish is responsible for the actual investment management of the Adjustable Rate Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Standish, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to the Standish.

     Overall portfolio management strategy for the Adjustable Rate Portfolio is determined by Standish under the supervision and direction of Dolores S. Driscoll, a Managing Director of Standish. Ms. Driscoll had been employed by Standish since 1974. Ms. Driscoll previously worked as a bond manager for Davis L. Babson, Inc. Ms. Driscoll holds a B.A. degree in Mathematics from Indiana University and an M.B.A degree in Finance from Boston University and is a Chartered Financial Analyst.

     For its services under its Sub-Advisory Agreement, Standish receives from the Adviser a fee, payable monthly, based upon the Adjustable Rate Portfolio's average daily net assets equal to an annual rate of .20% of the Adjustable Rate Portfolio's average daily net assets.

     Overall portfolio management strategy for the Government Portfolio is determined by the Adviser under the supervision and direction of Charles A. Kaminski, a Senior Vice President of the Adviser. Mr. Kaminski is also an officer of Great Northern Insured Annuity Corporation, General Electric Capital Assurance Company, GNA Securities, Inc., Investors Trust and the Trust. Mr. Kaminski previously served as Vice President of Investments for the Adviser, and prior to joining the Adviser in 1992 he was Vice President and Director of Baring America Asset Management.

     Mr. Kaminski holds B.S. and M.S. degrees in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Harvard Business School.

     Duff & Phelps Investment Management Co. ("Duff & Phelps"), Suite 3800, 55 East Monroe Street, Chicago, Illinois 60603, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Value Portfolio under a sub-advisory contract with Adviser dated September 19, 1994. Duff & Phelps acted as investment adviser for total assets in excess of $36.0 billion as of December 31, 1996. Duff & Phelps is a wholly owned subsidiary of Phoenix Duff & Phelps Corporation, which is itself a majority owned subsidiary of Phoenix Home Life Mutual Insurance Company. As portfolio manager, Duff & Phelps is responsible for the actual investment management of the Value Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Duff & Phelps, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Duff & Phelps.

Overall portfolio management strategy for the Value Portfolio is determined by Duff & Phelps under the supervision and direction of Jeff Simmons, a Vice President of Duff & Phelps. Mr. Simmons has been employed by Duff & Phelps since 1989 and has worked on the Value Portfolio since its inception. Mr. Simmons worked as a financial analyst at the Northern Trust Bank in Chicago, Illinois prior to joining Duff & Phelps. Mr. Simmons is a Chartered Financial Analyst (CFA) and holds a B.S. degree from Northern Illinois University and an M.B.A. degree from the University of Chicago Graduate School of Business. He is a member of the Investment Analyst Society of Chicago.

     For its services under its Sub-Advisory Agreement, Duff & Phelps receives from the Adviser a fee, payable monthly, based upon the Value Portfolio's average daily net assets equal to an annual rate of .30% of the Value Portfolio's average daily net assets if the combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund equal $100 million or less, and .20% of the Value Portfolio's average daily net assets if combined average daily net assets of the Value Portfolio and the Investors Trust Value Fund exceed $100 million.

     Value Line, Inc. ("Value Line"), 220 East 42nd Street, New York, New York 10017, a registered investment adviser, has been retained by the Adviser to act as portfolio manager of the Growth Portfolio under a sub-advisory contract with Adviser dated September 19, 1994. Value Line acted as investment adviser for total assets of approximately $5.7 billion as of December 31, 1996. As portfolio manager, Value Line is responsible for the actual investment management of the Growth Portfolio's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of the Adviser and the Board of Trustees. Pursuant to the sub-advisory contract, the Adviser will periodically review the investment activities of Value Line, and the Adviser will have the right to terminate the sub-advisory contract upon 60 days written notice to Value Line.

     Overall portfolio management strategy for the Growth Portfolio is determined by committee. No person is primarily responsible for making recommendations to the committee.

     For its services under its Sub-Advisory Agreement, Value Line receives from the Adviser a fee, payable monthly, based upon the Growth Portfolio's average daily net assets equal to an annual rate of .45% of the Growth Portfolio's average daily net assets.

     From time to time certain of the states in which the shares of the Portfolio are qualified for sale may impose limitations on the expenses of the Portfolios. The Advisory Agreement provides that if, in any fiscal year, the total expenses of any Portfolio (excluding taxes, distribution expenses, interest, brokerage commissions and extraordinary items, but including the management fee) exceed the expense limitations applicable to the Portfolios imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will waive all or a portion of its annual investment advisory fee equal to such excess. The Adviser is only required to reimburse the Portfolios for any expenses which exceed state expense limitations up to the amount of advisory fees paid or payable by such Portfolio during such fiscal year. Although there is no certainty that these limitations will be in effect in the future, the most restrictive of these limitations, in the states in which the Portfolio are to be sold, on an annual basis currently is 2.5% of the first $30,000,000 of average net assets of the Portfolio, 2.0% of the next $70,000,000 of average net assets, and 1.5% of average net assets over $100,000,000.

     The Advisory Agreement for the Trust and the Sub-Advisory Agreements for each of the Adjustable Rate Portfolio, Value Portfolio and Growth Portfolio were originally approved by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or any such Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party on March 18, 1994, and were last approved by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or such Sub-advisory Agreements or "interested persons" of any such party, on March 28, 1996. The Advisory Agreement for the Trust and the Sub-Advisory Agreements for each of the Growth Portfolio, Value Portfolio and Adjustable Rate Portfolio were approved by the sole shareholder of each such Portfolio on September 19, 1994. The Advisory Agreement and Sub-Advisory Agreements will continue in effect for two years following the date of their approval, and thereafter from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the applicable Portfolio or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or any such Sub-Advisory Agreements or "interested persons" of any such party. The Advisory Agreement and Sub-Advisory Agreements may be terminated on sixty (60) days written notice by any party and will terminate automatically if they are assigned.

                            PERFORMANCE INFORMATION

General

     As described in the Prospectus, a Portfolio's historical performance or return may be shown in the form of

"average annual total return," "aggregate total return" and "yield." These various measures of performance are described below.

     Average annual total return and aggregate total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio. Yield is a measure of the net investment income per share earned over a specific one month or thirty (30) day period expressed as a percentage of the net asset value.

     Calculation of a Portfolio's aggregate total return is not subject to a standardized formula. Aggregate total return performance for a specific period is calculated by first taking an investment in a Portfolio's shares on the first day of the period at the offering price, which is the net asset value per share ("initial investment") and computing the "ending value" of that investment at the end of the period. The aggregate total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by a Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Aggregate total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     A Portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. A Portfolio's shares are sold at net asset value. Returns and net asset value will fluctuate. Factors affecting a Portfolio's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of a Portfolio are redeemable at net asset value, which may be more or less than original cost.

Yield

     Each Portfolio's 30-day yield figure described and shown below is calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                           YIELD = 2[(a-b +1)/6/ -1]
                                      ---
                                      cd

     Where:
              a   =   dividends and interest earned during the period.

              b   =   expenses accrued for the period (net of reimbursement).

              c   =   the average daily number of shares outstanding
                      during the period that were entitled to receive dividends.

              d   =   the net asset value per share on the last day of the
                      period.

     In computing the foregoing yield, each Portfolio follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that a Portfolio uses to prepare its interim and annual financial statements in accordance with generally accepted accounting principles.

     Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in a Portfolio's portfolio, portfolio maturity, operating expenses and market conditions.

     The annualized yield for each of the Adjustable Rate Portfolio and Government Portfolio for the 30 days ended December 31, 1996 were 6.23%, and 6.15%, respectively.

Average Annual Total Return

     A Portfolio's "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                       n
                                 P(1+T) = ERV

     Where:
                  P    =   a hypothetical initial payment of $1000

                  T    =   average annual total return

                  n    =   number of years

               ERV     =   Ending Redeemable Value of a hypothetical $1000
                           payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof);

     The calculation is based on the further assumption that all dividends and distributions by a Portfolio are reinvested at net asset value on the reinvestment dates during the periods.

     The average annual total return for the Adjustable Rate Portfolio, Government Portfolio, Value Portfolio and Growth Portfolio for the year ended December 31, 1996, was 5.60%, 3.38%, 22.29% and 17.48%, respectively. The average annual total return for the period beginning January 3, 1995 (commencement of operations) and ending December 31, 1996, was 8.55% for the Adjustable Rate Portfolio, 9.55% for the Government Portfolio , 24.95% for the Value Portfolio and 25.18% for the Growth Portfolio.

     The yield and average annual total return calculations include all recurring expenses that are charged to all shareholder accounts. The yield and average annual total return results do not take into account recurring and non-recurring charges for optional services which only certain shareholders elect and which involve nominal fees.

     Yields and average annual total returns quoted for each Portfolio include the effect of deducting the Portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. Since shares of a Portfolio may only be purchased through a variable annuity or variable life contract, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a Portfolio's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Portfolio's performance to that of other mutual funds.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing audit and tax services including (1) an audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of tax returns filed on behalf of the Trust.

                                   CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Portfolios' cash and securities and handling the receipt and delivery of securities and investments. State Street Bank and Trust Company is not an affiliate of the Adviser or its affiliates.

                              FINANCIAL STATEMENTS

     The audited statement of assets and liabilities for each of the four Portfolios of the Trust as of December 31, 1996, together with the related notes thereto and report of independent accountants thereon are attached to this Statement of Additional Information.

18                                GNA Variable Series Trust-GNA Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
COMMON STOCKS                                                              93.7
BASIC INDUSTRIES-6.4
CHEMICALS-4.4%
     Airgas, Incorporated (a).........................................                 7,200        158,400
     Millipore Corporation............................................                 3,000        124,125
     Monsanto Company.................................................                 3,400        132,175
     Praxair, Incorporated............................................                 3,000        138,375
                                                                                                -----------
                                                                                                    553,075
                                                                                                -----------
CONSTRUCTION-0.8%
     Texas Industries, Incorporated...................................                 2,000        101,250
                                                                                                -----------
CONTAINERS & GLASS-1.2%
     Sealed Air Corporation (a).......................................                 3,500        145,688
                                                                                                -----------
                                                                                                    800,013
                                                                                                -----------
CAPITAL GOODS-2.5
AGRICULTURAL MACHINERY-0.9%
     Deere & Company..................................................                 2,700        109,688
                                                                                                -----------
CONSTRUCTION & MINING EQUIPMENT-1.6%
     Dover Corporation................................................                 4,000        201,000
                                                                                                -----------
                                                                                                    310,688
                                                                                                -----------
CONGLOMERATES-2.8
     Danaher Corporation..............................................                 4,600        214,475
     Thermo Electron Corporation......................................                 3,150        129,938
                                                                                                -----------
                                                                                                    344,413
                                                                                                -----------
CONSUMER BASICS-18.3
DRUGS & HEALTH CARE-15.0%
     Amgen, Incorporated (a)..........................................                 2,600        141,375
     Boston Scientific Corporation (a)................................                 2,100        126,000
     HBO & Company....................................................                 1,600         95,000
     HealthCare Compare Corporation (a)...............................                 2,200         93,225
     Invacare Corporation.............................................                 4,800        132,000
     Johnson & Johnson................................................                 2,200        109,450
     Medtronic, Incorporated..........................................                 2,600        176,800
     Merck & Company, Incorporated....................................                 1,600        126,800
     Omnicare, Incorporated...........................................                 3,600        115,650
     Oxford Health Plans, Incorporated (a)............................                 2,900        169,831
     Pfizer, Incorporated.............................................                 2,000        165,750

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Growth Portfolio                                19
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
     Schering Plough Corporation......................................                 2,000        129,500
     Stryker Corporation..............................................                 5,600        167,300
     U.S. Surgical Corporation........................................                 3,000        118,125
                                                                                                -----------
                                                                                                  1,866,806
                                                                                                -----------
FOOD & BEVERAGES-0.9%
     Coca-Cola Company................................................                 2,200        115,775
                                                                                                -----------
HOUSEHOLD PRODUCTS-1.2%
     Tupperware Corporation...........................................                 2,800        150,150
                                                                                                -----------
RETAIL GROCERY-1.2%
     Great Atlantic & Pacific Tea, Incorporated.......................                 4,700        149,813
                                                                                                -----------
                                                                                                  2,282,544
                                                                                                -----------
CONSUMER DURABLE GOODS-1.7
AUTOMOBILES-1.7%
     Harley Davidson, Incorporated....................................                 4,400        206,800
                                                                                                -----------
CONSUMER NON-DURABLE GOODS-8.7
APPAREL & TEXTILES-2.0%
     Albany International Corporation.................................                 5,400        124,875
     Nike, Incorporated...............................................                 2,000        119,500
                                                                                                -----------
                                                                                                    244,375
                                                                                                -----------
COSMETICS & TOILETRIES-1.2%
     Gillette Company.................................................                 2,000        155,500
                                                                                                -----------
RETAIL TRADE-5.5%
     CompUSA, Incorporated (a)........................................                 6,000        123,750
     Dollar General Corporation.......................................                 3,843        122,976
     Gap, Incorporated................................................                 3,600        108,450
     Home Depot, Incorporated.........................................                 2,300        115,287
     Kohl's Corporation (a)...........................................                 2,800        109,900
     Petsmart, Incorporated (a).......................................                 4,800        105,000
                                                                                                -----------
                                                                                                    685,363
                                                                                                -----------
                                                                                                  1,085,238
                                                                                                -----------
CONSUMER SERVICES-3.0
HOTELS & RESTAURANTS-3.0%
     Hilton Hotels Corporation........................................                 4,000        104,500
     La Quinta Inns, Incorporated.....................................                 6,000        114,750
     McDonald's Corporation...........................................                 3,400        153,850
                                                                                                -----------
                                                                                                    373,100
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

20                                GNA Variable Series Trust-GNA Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
ENERGY-2.1
DOMESTIC OIL-1.0%
     Louisiana Land & Exploration Company.............................                 2,200        117,975
                                                                                                -----------
GAS EXPLORATION-1.1%
     BJ Services Company (a)..........................................                 2,800        142,800
                                                                                                -----------
                                                                                                    260,775
                                                                                                -----------
FINANCE-14.2
BANKS-6.8%
     Bank of Boston Corporation.......................................                 2,100        134,925
     Citicorp.........................................................                 1,300        133,900
     Fifth Third Bancorp..............................................                 3,000        188,437
     Star Banc Corporation............................................                 2,000        183,750
     Zions Bancorp....................................................                 2,000        208,000
                                                                                                -----------
                                                                                                    849,012
                                                                                                -----------
FINANCIAL SERVICES-3.5%
     CUC International, Incorporated (a)..............................                 6,300        149,625
     Finova Group, Incorporated.......................................                 2,600        167,050
     Green Tree Financial Corporation.................................                 3,000        115,875
                                                                                                -----------
                                                                                                    432,550
                                                                                                -----------
INSURANCE-3.9%
     American International Group, Incorporated.......................                 1,200        129,900
     MGIC Investment Corporation......................................                 2,400        182,400
     SunAmerica, Incorporated.........................................                 4,000        177,500
                                                                                                -----------
                                                                                                    489,800
                                                                                                -----------
                                                                                                  1,771,362
                                                                                                -----------
GENERAL BUSINESS-7.0
BUSINESS SERVICES-4.4%
     First Data Corporation...........................................                 3,000        109,500
     FIserv, Incorporated (a).........................................                 5,400        198,450
     Omnicom Group....................................................                 2,800        128,100
     Robert Half International, Incorporated (a)......................                 3,400        116,875
                                                                                                -----------
                                                                                                    552,925
                                                                                                -----------
COMMUNICATION SERVICES-1.1%
     Cascade Communications Corporation (a)...........................                 1,900        104,737
     Loral Space & Communications (a).................................                 1,800         33,075
                                                                                                -----------
                                                                                                    137,812
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Growth Portfolio                                21
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
OFFICE FURNISHINGS & SUPPLIES-1.5%
     Danka Business Systems...........................................                 2,400         84,900
     Staples, Incorporated (a)........................................                 5,500         99,344
                                                                                                -----------
                                                                                                    184,244
                                                                                                -----------
                                                                                                    874,981
                                                                                                -----------
TECHNOLOGY-25.0
AEROSPACE-1.2%
     McDonnell Douglas Corporation....................................                 2,400        153,600
                                                                                                -----------
COMPUTERS & BUSINESS EQUIPMENT-9.5%
     3Com Corporation (a).............................................                 4,200        308,175
     Cabletron Systems, Incorporated (a)..............................                 2,400         79,800
     Ceridian Corporation (a).........................................                 2,700        109,350
     Cisco Systems, Incorporated (a)..................................                 2,000        127,250
     Dell Computer Corporation (a)....................................                 4,400        233,750
     EMC Corporation Massachusetts (a)................................                 3,600        119,250
     Hewlett Packard Company..........................................                 2,000        100,500
     Sun Microsystems, Incorporated (a)...............................                 4,000        102,750
                                                                                                -----------
                                                                                                  1,180,825
                                                                                                -----------
ELECTRONICS-3.3%
     Avnet, Incorporated..............................................                 2,000        116,500
     Intel Corporation................................................                 1,500        196,406
     Newbridge Networks Corporation (a)...............................                 3,400         96,050
                                                                                                -----------
                                                                                                    408,956
                                                                                                -----------
SOFTWARE-7.4%
     America Online, Incorporated (a).................................                10,800        359,100
     Computer Associates International, Incorporated..................                 2,400        119,400
     Microsoft Corporation (a)........................................                 1,800        148,725
     Oracle Systems Corporation (a)...................................                 3,225        134,644
     Parametric Technology Corporation (a)............................                 3,000        154,125
                                                                                                -----------
                                                                                                    915,994
                                                                                                -----------
TELECOMMUNICATION EQUIPMENT-3.6%
     ADC Telecommunications, Incorporated (a).........................                 5,600        174,300
     Andrew Corporation (a)...........................................                 2,400        127,350
     Tellabs, Incorporated (a)........................................                 4,000        150,500
                                                                                                -----------
                                                                                                    452,150
                                                                                                -----------
                                                                                                  3,111,525
                                                                                                -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22                                GNA Variable Series Trust-GNA Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                        % OF NET     NUMBER       MARKET
                                                                         ASSETS    OF SHARES     VALUE ($)
                                                                        --------   ----------   -----------
TRANSPORTATION-1.0
RAILROADS & EQUIPMENT-1.0%
     Wisconsin Central Transportation Corporation (a).................                 3,000        118,875
                                                                                                -----------
UTILITIES-1.0
TELEPHONE-1.0%
     Cincinnati Bell, Incorporated....................................                 2,000        123,250
                                                                                                -----------
     Total Common Stocks
            (Cost $8,697,933).........................................                           11,663,564
                                                                                                -----------
MONEY MARKET MUTUAL FUNDS                                                   6.5
     The Seven Seas Series Money Market Fund [Class A]................               489,036        489,036
     The Seven Seas Series US Government Money Market Fund............               315,450        315,450
                                                                                                -----------
     Total Money Market Mutual Funds
            (Cost $804,486)...........................................                              804,486
                                                                        --------                -----------
SUMMARY
     Total investments
            (Cost $9,502,419) (b).....................................    100.2                  12,468,050
     Other assets and liabilities, net................................     (0.2)                    (26,385)
                                                                        --------                -----------
NET ASSETS............................................................    100.0                 $12,441,665
                                                                        --------                -----------
                                                                        --------                -----------

------------
NOTES:
(a)  Non-income producing security.
(b) See Note 3 in notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Value Portfolio                                 23
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
COMMON STOCKS                                                                 99.7
BASIC INDUSTRIES-7.1
CHEMICALS-7.1%
     DuPont (EI) deNemours & Company.....................................                4,600        434,125
     Morton International, Incorporated..................................                2,600        105,950
     PPG Industries, Incorporated........................................                3,700        207,663
                                                                                                  -----------
                                                                                                      747,738
                                                                                                  -----------
CAPITAL GOODS-9.9
AGRICULTURAL MACHINERY-1.3%
     Deere & Company.....................................................                3,300        134,063
                                                                                                  -----------
ELECTRICAL EQUIPMENT-8.6%
     Emerson Electric Company............................................                4,300        416,025
     General Electric Company............................................                4,900        484,487
                                                                                                  -----------
                                                                                                      900,512
                                                                                                  -----------
                                                                                                    1,034,575
                                                                                                  -----------
CONGLOMERATES-3.8
     Minnesota Mining & Manufacturing Company............................                4,800        397,800
                                                                                                  -----------
CONSUMER BASICS-20.7
DRUGS & HEALTH CARE-11.9%
     American Home Products Corporation..................................                5,600        328,300
     Bristol Myers Squibb Company........................................                1,700        184,875
     Eli Lilly & Company.................................................                5,800        423,400
     Pfizer, Incorporated................................................                3,800        314,925
                                                                                                  -----------
                                                                                                    1,251,500
                                                                                                  -----------
FOOD & BEVERAGES-2.5%
     Campbell Soup Company...............................................                1,500        120,375
     PepsiCo, Incorporated...............................................                5,000        146,250
                                                                                                  -----------
                                                                                                      266,625
                                                                                                  -----------
HOUSEHOLD PRODUCTS-6.3%
     Kimberly Clark Corporation..........................................                4,300        409,575
     Procter & Gamble Company............................................                2,300        247,250
                                                                                                  -----------
                                                                                                      656,825
                                                                                                  -----------
                                                                                                    2,174,950
                                                                                                  -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

24                                 GNA Variable Series Trust-GNA Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
CONSUMER DURABLE GOODS-3.9
AUTOMOBILES-3.9%
     General Motors Corporation..........................................                7,300        406,975
                                                                                                  -----------
CONSUMER NON-DURABLE GOODS-11.2
COSMETICS & TOILETRIES-5.4%
     Avon Products, Incorporated.........................................                5,000        285,625
     Gillette Company....................................................                3,600        279,900
                                                                                                  -----------
                                                                                                      565,525
                                                                                                  -----------
PHOTOGRAPHY-2.0%
     Eastman Kodak Company...............................................                2,700        216,675
                                                                                                  -----------
RETAIL TRADE-3.8%
     Dayton Hudson Corporation...........................................                7,100        278,675
     Walgreen Company....................................................                3,000        120,000
                                                                                                  -----------
                                                                                                      398,675
                                                                                                  -----------
                                                                                                    1,180,875
                                                                                                  -----------
CONSUMER SERVICES-0.8
AIR TRAVEL-0.8%
     AMR Corporation (a).................................................                  900         79,313
                                                                                                  -----------
ENERGY-9.4
INTERNATIONAL OIL-8.4%
     Exxon Corporation...................................................                3,500        343,000
     Mobil Corporation...................................................                2,500        305,625
     Royal Dutch Petroleum Company.......................................                1,400        239,050
                                                                                                  -----------
                                                                                                      887,675
                                                                                                  -----------
PETROLEUM SERVICES-1.0%
     Halliburton Company.................................................                1,700        102,425
                                                                                                  -----------
                                                                                                      990,100
                                                                                                  -----------
FINANCE-12.5
BANKS-9.1%
     Chase Manhattan Corporation.........................................                5,600        499,800
     National City Corporation...........................................               10,100        453,237
                                                                                                  -----------
                                                                                                      953,037
                                                                                                  -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Value Portfolio                                 25
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
FINANCIAL SERVICES-2.5%
     American Express Company............................................                2,200        124,300
     MBNA Corporation....................................................                3,400        141,100
                                                                                                  -----------
                                                                                                      265,400
                                                                                                  -----------
INSURANCE-0.9%
     American International Group, Incorporated..........................                  900         97,425
                                                                                                  -----------
                                                                                                    1,315,862
                                                                                                  -----------
GENERAL BUSINESS-0.9
NEWSPAPERS-0.9%
     Gannett Company, Incorporated.......................................                1,200         89,850
                                                                                                  -----------
SHELTER-3.2
CONSTRUCTION MATERIALS-3.2%
     Masco Corporation...................................................                9,400        338,400
                                                                                                  -----------
TECHNOLOGY-16.3
AEROSPACE-4.1%
     Boeing Company......................................................                4,000        425,500
                                                                                                  -----------
COMPUTERS & BUSINESS EQUIPMENT-5.4%
     Cisco Systems, Incorporated (a).....................................                2,400        152,700
     Compaq Computer Corporation (a).....................................                1,600        118,800
     Pitney Bowes, Incorporated..........................................                5,500        299,750
                                                                                                  -----------
                                                                                                      571,250
                                                                                                  -----------
ELECTRONICS-3.5%
     Intel Corporation...................................................                2,300        301,156
     Micron Technology, Incorporated.....................................                2,300         66,988
                                                                                                  -----------
                                                                                                      368,144
                                                                                                  -----------
SOFTWARE-3.3%
     Microsoft Corporation (a)...........................................                2,800        231,350
     Oracle Systems Corporation (a)......................................                2,650        110,637
                                                                                                  -----------
                                                                                                      341,987
                                                                                                  -----------
                                                                                                    1,706,881
                                                                                                  -----------
     Total Common Stocks
            (Cost $8,938,073)............................................                          10,463,319
                                                                                                  -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26                                 GNA Variable Series Trust-GNA Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                           % OF NET    NUMBER       MARKET
                                                                            ASSETS    OF SHARES    VALUE ($)
                                                                           --------   ---------   -----------
MONEY MARKET MUTUAL FUNDS                                                      0.1
     The Seven Seas Series Money Market Fund [Class A]...................                7,764          7,764
     The Seven Seas Series US Government Money Market Fund...............                2,217          2,217
                                                                                                  -----------
     Total Money Market Mutual Funds
            (Cost $9,981)................................................                               9,981
                                                                           --------               -----------
SUMMARY
     Total investments
            (Cost $8,948,054) (b)........................................     99.8                 10,473,300
     Other assets and liabilities, net...................................      0.2                     20,888
                                                                           --------               -----------
NET ASSETS...............................................................    100.0                $10,494,188
                                                                           --------               -----------
                                                                           --------               -----------

------------
NOTES:
(a)  Non-income producing security.
(b) See Note 3 in notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Government Portfolio                            27
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
LONG-TERM GOVERNMENT AND AGENCY SECURITIES                                  96.6
FEDERAL HOME LOAN MORTGAGE CORPORATION (A)(B)-32.8
     6.500%, with a maturity date of February 1, 2011....................              59,939        59,058
     7.000%, with various maturity dates to August 1, 2025...............           1,715,620     1,689,058
     8.000%, with various maturity dates to April 1, 2017................             545,060       560,529
     8.500%, with various maturity dates to July 1, 2010.................             336,404       348,798
                                                                                                 ----------
     Total Federal Home Loan Mortgage Corporation
            (Cost $2,608,427)............................................                         2,657,443
                                                                                                 ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION DEBENTURE-0.8
     8.250%, with a maturity date of June 1, 2016
            (Cost $72,192)...............................................              60,000        67,275
                                                                                                 ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGES (A)(B)(D)-8.3
     6.000%, with a maturity date of February 20, 2026...................              75,063        76,448
     6.500%, with a maturity date of February 20, 2023...................             271,685       276,438
     7.000%, with various maturity dates to December 20, 2024............             314,921       321,474
                                                                                                 ----------
     Total Government National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $634,391)..............................................                           674,360
                                                                                                 ----------
UNITED STATES TREASURY BOND-6.3
     7.875%, with a maturity date of February 15, 2021
            (Cost $476,234)..............................................             450,000       508,640
                                                                                                 ----------
FEDERAL HOME LOAN BANK BONDS-5.6
     5.720%, with a maturity date of November 22, 2000 (e)...............             360,000       351,788
     7.640%, with a maturity date of May 8, 2002.........................             100,000       101,375
                                                                                                 ----------
     Total Federal Home Loan Bank Bonds
            (Cost $433,089)..............................................                           453,163
                                                                                                 ----------
FEDERAL FARM CREDIT BANK NOTES-11.4
     5.270%, with a maturity date of February 1, 1999....................             500,000       492,578
     8.600%, with a maturity date of May 30, 2006........................             400,000       429,376
                                                                                                 ----------
     Total Federal Farm Credit Bank Notes
            (Cost $934,594)..............................................                           921,954
                                                                                                 ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28                            GNA Variable Series Trust-GNA Government Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  REAL ESTATE MORTGAGE INVESTMENT CONDUITS [REMIC] (B)(C)-5.7
     6.000%, with a maturity date of March 25, 2019
       [Series 1993-136 Class PB]........................................              86,400        84,240
     6.500%, with a maturity date of September 25, 2018
       [Series 1992-150 Class GA]........................................             175,000       175,219
     7.000% with a maturity date of November 25, 2009
       [Series 1992-14 Class D]..........................................             175,000       175,765
     7.000%, with a maturity date of September 25, 2020
       [Series 1990-109 Class J].........................................              25,000        24,617
                                                                                                 ----------
     Total Federal National Mortgage Association
       Real Estate Mortgage Investment Conduits [REMIC]
            (Cost $456,999)..............................................                           459,841
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGE (A)(B)(D)-3.7
     8.423%, with a maturity date of July 1, 2019
            (Cost $289,058)..............................................             289,964       295,946
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (A)(B)-9.3
     6.000%, with a maturity date of August 1, 2008......................              93,582        90,847
     6.500%, with various maturity dates to May 1, 2024..................             554,902       541,854
     7.000%, with a maturity date of September 1, 1999...................              10,494        10,537
     7.500%, with a maturity date of June 1, 2002........................              54,227        55,023
     8.000%, with various maturity dates to July 1, 1998.................              53,603        54,776
                                                                                                 ----------
     Total Federal National Mortgage Association
            (Cost $762,366)..............................................                           753,037
                                                                                                 ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DEBENTURE-1.3
     7.700%, with a maturity date of August 10, 2004
            (Cost $103,125)..............................................             100,000       102,031
                                                                                                 ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (A)(B)-3.8
     6.500%, with a maturity date of October 15, 2010....................              89,941        88,900
     7.500%, with a maturity date of April 15, 2001......................              25,253        25,535
     8.500%, with various maturity dates to May 15, 2003.................             182,655       190,436
                                                                                                 ----------
     Total Government National Mortgage Association
            (Cost $298,247)..............................................                           304,871
                                                                                                 ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Government Portfolio                            29
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                         % OF NET   PRINCIPAL      MARKET
                                                                          ASSETS    AMOUNT ($)   VALUE ($)
                                                                         --------   ----------   ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  MULTICLASS PARTICIPATION CERTIFICATES (B)(C)-3.7
     5.850%, with a maturity date of February 15, 2008
       [Series 1678 Class PG]............................................             110,000       106,322
     6.500%, with a maturity date of July 15, 2008
       [Series 1480 Class LE]............................................              50,000        47,140
     6.500%, with a maturity date of February 15, 2021
       [Series 128 Class I]..............................................             100,000        96,250
     7.000%, with a maturity date of February 15, 2021
       [Series 1214 Class J].............................................              50,000        49,156
                                                                                                 ----------
     Total Federal Home Loan Mortgage Corporation
       Multiclass Participation Certificates
            (Cost $296,481)..............................................                           298,868
                                                                                                 ----------
TENNESSEE VALLEY AUTHORITY NOTE-1.6
     6.125%, with a maturity date of July 15, 2003
            (Cost $131,533)..............................................             133,000       128,885
                                                                                                 ----------
UNITED STATES TREASURY STRIPS-1.0
     Zero Coupon, with a maturity date of February 15, 2000
            (Cost $82,105)...............................................             100,000        82,957
                                                                                                 ----------
PRIVATE EXPORT FUNDING CORPORATION-1.3
     9.100%, with a maturity date of October 30, 1998
            (Cost $108,625)..............................................             100,000       105,245
                                                                                                 ----------
     Total Long-Term Government and Agency Securities
            (Cost $7,687,466)............................................                         7,814,516
                                                                                                 ----------

                                                                                    NUMBER OF
                                                                                      SHARES
                                                                                    ----------
MONEY MARKET MUTUAL FUNDS                                                    2.8
     The Seven Seas Series Money Market Fund [Class A]...................             120,907       120,907
     The Seven Seas Series US Government Money Market Fund...............             107,701       107,701
                                                                                                 ----------
     Total Money Market Mutual Funds
            (Cost $228,608)..............................................                           228,608
                                                                         --------                ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30                            GNA Variable Series Trust-GNA Government Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                         % OF NET                  MARKET
                                                                          ASSETS                 VALUE ($)
                                                                         --------                ----------
SUMMARY
     Total investments
            (Cost $7,916,074) (f)........................................    99.4                 8,043,124
     Other assets and liabilities, net...................................     0.6                    46,461
                                                                         --------                ----------
NET ASSETS...............................................................   100.0                $8,089,585
                                                                         --------                ----------
                                                                         --------                ----------

------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have the same coupon rates, have been aggregated for financial statement presentation purposes.
(b) Effective maturities for all securities may be shorter than indicated due to prepayments.
(c) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.
(d) Risks associated with Adjustable Rate Mortgage securities ("ARMs")--Most ARMs are subject to limits on coupon changes ("caps" and "floors"). Coupon caps/floors limit the amount the coupon can adjust on coupon reset dates, or over the life of the loan. If interest rates change quickly, an adjustable rate mortgage's coupon adjustment may be constrained by its periodic or lifetime limit. For example, if rates rise quickly, since the coupon rate cannot reset to equal the market rates, or at least cannot do so immediately, an investment in an ARM may be subject to a decline in price, despite the fact that ARM securities are often represented to have less price risk than fixed rate securities. Until, and if, the ARM's coupon rate can adjust to equal current market rates, it will be subject to price variations, despite being an "adjustable rate" security. This exposure is called "cap risk". Conversely, an ARM may benefit from the floor on its rate adjustments if market rates drop below the minimum rate the ARM may pay.
(e)   Collateral for open futures contracts (Note 3).
(f) See Note 3 in the notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).
(g)   At December 31, 1996, open futures contracts purchased were as follows:

    CONTRACTS                                             EXPIRATION       MARKET        UNREALIZED
    PURCHASED                 DESCRIPTION                    DATE           VALUE       DEPRECIATION
    ----------    ------------------------------------    -----------    -----------    ------------
        12        U.S. Treasury Note and Bond Futures      March 97      $2,199,047       $(21,752)
                                                                         -----------    ------------
                                                                         -----------    ------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Adjustable Rate Portfolio                       31
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)   VALUE ($)
                                                                       --------   ----------   ----------
LONG-TERM GOVERNMENT AGENCY SECURITIES                                    76.5
FEDERAL HOME LOAN MORTGAGE CORPORATION (B)-4.9
     8.000%, with a maturity date of January 1, 2000
            (Cost $311,901)..........................................               311,841       314,080
                                                                                               ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  ADJUSTABLE RATE MORTGAGES (B)(D)-13.6
     4.897%, with a maturity date of April 1, 2026...................               297,270       301,173
     5.707%, with a maturity date of November 1, 2026................               150,000       151,476
     7.516%, with a maturity date of January 1, 2025.................               323,989       331,483
     7.754%, with a maturity date of February 1, 2025................                79,803        81,412
                                                                                               ----------
     Total Federal Home Loan Mortgage Corporation
       Adjustable Rate Mortgages
            (Cost $851,774)..........................................                             865,544
                                                                                               ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGES (B)(D)-12.0
     4.142%, with a maturity date of April 1, 2026...................               177,961       177,016
     7.770%, with a maturity date of November 1, 2024................               128,342       130,128
     7.908%, with a maturity date of July 1, 2024....................               158,757       162,875
     8.148%, with a maturity date of November 1, 2024................               282,754       293,623
                                                                                               ----------
     Total Federal National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $735,105)..........................................                             763,642
                                                                                               ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  ADJUSTABLE RATE MORTGAGES (A)(B)(D)-38.2
     5.500%, with various maturity dates to March 20, 2026...........               319,457       323,348
     6.000%, with various maturity dates to October 20, 2024.........               479,978       484,550
     6.500%, with various maturity dates to August 20, 2025..........             1,224,435     1,244,573
     7.000%, with a maturity date of April 20, 2024..................               121,968       124,198
     7.125%, with various maturity dates to September 20, 2024.......               250,982       256,507
                                                                                               ----------
     Total Government National Mortgage Association
       Adjustable Rate Mortgages
            (Cost $2,276,080)........................................                           2,433,176
                                                                                               ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32                       GNA Variable Series Trust-GNA Adjustable Rate Portfolio
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                       % OF NET   PRINCIPAL      MARKET
                                                                        ASSETS    AMOUNT ($)   VALUE ($)
                                                                       --------   ----------   ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (A)(B)-7.8
     5.000%, with a maturity date of May 20, 2026....................               248,518       245,915
     9.000%, with various maturity dates to November 15, 2016........               237,971       255,193
                                                                                               ----------
     Total Government National Mortgage Association
            (Cost $495,684)..........................................                             501,108
                                                                                               ----------
     Total Long-Term Government Agency Securities
            (Cost $4,670,544)........................................                           4,877,550
                                                                                               ----------
NON-AGENCY MORTGAGES                                                       4.9
RESOLUTION TRUST CORPORATION MORTGAGE PASS-THROUGHS (B)(C)- 4.9
     8.000%, with a maturity date of September 25, 2021..............               161,673       162,786
     9.000%, with a maturity date of September 25, 2028..............               144,038       147,953
                                                                                               ----------
     Total Resolution Trust Corporation Mortgage Pass-Throughs
            (Cost $309,130)..........................................                             310,739
                                                                                               ----------
     Total Non-Agency Mortgages
            (Cost $309,130)..........................................                             310,739
                                                                                               ----------
ASSET-BACKED SECURITIES                                                   17.5
     Citibank Credit Card Master Trust, 5.790%, February 7, 2003
       [Series 1996-1 Class A].......................................               175,000       134,640
     Contimortgage Home Equity Loan, 6.860%, July 15, 2010 [Series
       1995-3 Class A2]..............................................               225,000       226,267
     EQCC Home Equity Loan Trust, 5.725%, December 15, 2008 [Series
       1993-4 Class A]...............................................                78,794        76,923
     Equicon Loan Trust, 5.850%, November 18, 2012
       [Series 1993-1 Class A].......................................               165,409       163,575
     Household Finance Corporation, 5.700%, May 20, 2008 [Series
       1993-1 Class A2]..............................................                79,752        79,976
     Merrill Lynch Home Equity Loan Trust, 5.810%, February 15, 2003
       [Series 1993-1 Class A].......................................                67,855        67,909
     The Money Store Home Equity Trust, 6.850%, June 15, 2019 [Series
       1996-A Class A5](b)(c)........................................               110,000       110,017
     UCFC Loan Trust, 8.250%, April 10, 2016
       [Series 1995-A Class A4]......................................               250,000       257,345
                                                                                               ----------
     Total Asset-Backed Securities
            (Cost $1,123,229)........................................                           1,116,652
                                                                                               ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust-GNA Adjustable Rate Portfolio                       33
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
DECEMBER 31, 1996, CONTINUED

                                                                          % OF NET    NUMBER       MARKET
                                                                           ASSETS    OF SHARES   VALUE ($)
                                                                          --------   ---------   ----------
MONEY MARKET MUTUAL FUNDS                                                     0.9
     The Seven Seas Series Money Market Fund [Class A]..................               58,981        58,981
     The Seven Seas Series US Government Money Market Fund..............                  220           220
                                                                                                 ----------
     Total Money Market Mutual Funds (Cost $59,201).....................                             59,201
                                                                          --------               ----------
SUMMARY
     Total investments
            (Cost $6,162,104) (e).......................................     99.8                 6,364,142
     Other assets and liabilities, net..................................      0.2                    11,282
                                                                          --------               ----------
NET ASSETS..............................................................    100.0                $6,375,424
                                                                          --------               ----------
                                                                          --------               ----------

------------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have the same coupon rates have been aggregated for financial statement presentation purposes.
(b) Effective maturities for all securities may be shorter than indicated due to prepayments.
(c) Risks associated with Collateralized Mortgage Obligations ("CMOs")--The net asset value of the Fund is sensitive to interest rate fluctuations. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs as they are received, but certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in a CMO may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities and this uncertainty results in greater price volatility.
(d) Risks associated with Adjustable Rate Mortgage securities ("ARMs")--Most ARMs are subject to limits on coupon changes ("caps" and "floors"). Coupon caps/floors limit the amount the coupon can adjust on coupon reset dates, or over the life of the loan. If interest rates change quickly, an adjustable rate mortgage's coupon adjustment may be constrained by its periodic or lifetime limit. For example, if rates rise quickly, since the coupon rate cannot reset to equal the market rates, or at least cannot do so immediately, an investment in an ARM may be subject to a decline in price, despite the fact that ARM securities are often represented to have less price risk than fixed rate securities. Until, and if, the ARM's coupon rate can adjust to equal current market rates, it will be subject to price variations, despite being an "adjustable rate" security. This exposure is called "cap risk". Conversely, an ARM may benefit from the floor on its rate adjustments if market rates drop below the minimum rate the ARM may pay.
(e) See Note 3 in the notes to financial statements for cost for federal income tax purposes and related gross unrealized appreciation (depreciation).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                                                    GNA
                                                            GNA           GNA          GNA       ADJUSTABLE
                                                          GROWTH         VALUE      GOVERNMENT      RATE
                                                         PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                        -----------   -----------   ----------   ----------
ASSETS
Investments at market value (identified cost
  $9,502,419, $8,948,054, $7,916,074 and $6,162,104,
  respectively) (Notes 2 and 3).......................  $12,468,050   $10,473,300   $8,043,124   $6,364,142
Cash..................................................           72            92          23            29
Receivables:
     Fund shares sold.................................        5,871        21,379         241            57
     Dividends........................................       10,909        11,357      15,406           627
     Interest.........................................      --            --           68,486        37,431
     Adviser (Note 4).................................        8,525         8,192       7,950        --
Deferred organization costs (Note 2)..................        6,993         6,993       6,993         6,993
                                                        -----------   -----------   ----------   ----------
Total assets..........................................   12,500,420    10,521,313   8,142,223     6,409,279
                                                        -----------   -----------   ----------   ----------
LIABILITIES
Payables:
     Fund shares redeemed.............................       28,016           852      11,268           480
     Dividends........................................      --            --           13,386        10,785
     Adviser (Note 4).................................      --            --           --             6,270
     Daily variation margin on open futures contracts
       (Notes 2 and 3)................................      --            --            6,844        --
     Accrued management fee (Note 4)..................        8,538         7,120       3,758         2,128
     Other accrued expenses...........................       22,201        19,153      17,382        14,192
                                                        -----------   -----------   ----------   ----------
Total liabilities.....................................       58,755        27,125      52,638        33,855
                                                        -----------   -----------   ----------   ----------
NET ASSETS............................................  $12,441,665   $10,494,188   $8,089,585   $6,375,424
                                                        -----------   -----------   ----------   ----------
                                                        -----------   -----------   ----------   ----------
NET ASSETS
Net assets consist of (Note 2):
     Undistributed (accumulated distributions in
       excess of) net investment income...............  $    17,279   $   --        $   5,438    $   (2,855)
     Accumulated net realized gains (losses)..........     (343,380)       71,954     (19,910 )     (10,947)
     Unrealized appreciation (depreciation) on:
       Investments (Note 3)...........................    2,965,631     1,525,246     127,050       202,038
       Futures contracts (Note 3).....................      --            --          (21,752 )      --
     Shares of beneficial interest....................    9,802,135     8,896,988   7,998,759     6,187,188
                                                        -----------   -----------   ----------   ----------
NET ASSETS............................................  $12,441,665   $10,494,188   $8,089,585   $6,375,424
                                                        -----------   -----------   ----------   ----------
                                                        -----------   -----------   ----------   ----------
Outstanding shares of beneficial
  interest (No par value).............................      321,744       294,649     312,621       245,516
                                                        -----------   -----------   ----------   ----------
                                                        -----------   -----------   ----------   ----------
Net asset value, offering and
  redemption price per share..........................  $     38.67   $     35.62   $   25.88    $    25.97
                                                        -----------   -----------   ----------   ----------
                                                        -----------   -----------   ----------   ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GNA Variable Series Trust                                                     35
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                     GNA
                                                              GNA          GNA          GNA       ADJUSTABLE
                                                             GROWTH       VALUE      GOVERNMENT      RATE
                                                           PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                           ----------   ----------   ----------   ----------
INVESTMENT INCOME:
Interest.................................................  $   14,800   $    2,424    $555,774     $407,101
Dividends................................................     122,910      188,968      15,407        9,227
                                                           ----------   ----------   ----------   ----------
Total income.............................................     137,710      191,392     571,181      416,328
                                                           ----------   ----------   ----------   ----------
EXPENSES:
     Management fee (Note 4).............................      84,327       66,119      43,375       24,168
     Transfer agent fee..................................      10,833       10,833      10,833       10,833
     Custodian fee.......................................      49,851       52,964      52,929       47,160
     Amortization of organization costs (Note 2).........       2,326        2,326       2,326        2,326
     Professional fees...................................      18,646       15,062      13,911       10,166
     Trustees' fees and expenses.........................         920          918         269          141
     Excise tax..........................................       3,864        1,549       5,242          587
     Other...............................................         429          335         394          324
                                                           ----------   ----------   ----------   ----------
Total expenses before reimbursement from Adviser.........     171,196      150,106     129,279       95,705
Reimbursement of expenses from Adviser (Note 4)..........     (55,247)     (59,192)    (58,287)     (53,411)
                                                           ----------   ----------   ----------   ----------
Expenses, net............................................     115,949       90,914      70,992       42,294
                                                           ----------   ----------   ----------   ----------
Net investment income....................................      21,761      100,478     500,189      374,034
                                                           ----------   ----------   ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
     Investment transactions (Notes 2 and 3).............    (343,380)     605,843     (18,427)     (14,389)
     Option contracts....................................      --           --          31,937       --
     Futures contracts...................................      --           --         (28,944)      --
Net increase (decrease) in unrealized appreciation
  (depreciation) from:
     Investment transactions.............................   2,032,735    1,044,887    (193,239)     (25,781)
     Futures contracts...................................      --           --         (25,634)      --
                                                           ----------   ----------   ----------   ----------
Net realized and unrealized gain (loss) on investments...   1,689,355    1,650,730    (234,307)     (40,170)
                                                           ----------   ----------   ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $1,711,116   $1,751,208    $265,882     $333,864
                                                           ----------   ----------   ----------   ----------
                                                           ----------   ----------   ----------   ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS

                                                          GNA GROWTH PORTFOLIO                         GNA VALUE PORTFOLIO
                                                ----------------------------------------   ----------------------------------------
                                                   YEAR ENDED          PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                                                DECEMBER 31, 1996  DECEMBER 31, 1995 (A)   DECEMBER 31, 1996  DECEMBER 31, 1995 (A)
                                                -----------------  ---------------------   -----------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income........................     $    21,761          $    19,700           $   100,478          $    51,557
 Net realized gain (loss) from:
   Investment transactions....................        (343,380)             115,086               605,843               87,100
   Options contracts..........................        --                  --                     --                  --
   Futures contracts..........................        --                  --                     --                  --
 Net increase in unrealized appreciation from:
   Investment transactions....................       2,032,735              932,896             1,044,887              480,359
   Futures contracts..........................        --                  --                     --                  --
                                                -----------------  ---------------------   -----------------  ---------------------
Net increase in net assets resulting
  from operations.............................      1,711,116            1,067,682             1,751,208              619,016
                                                -----------------  ---------------------   -----------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income........................          (8,346)             (20,410)             (104,429)             (50,166)
 Net realized gains...........................        (114,376)           --                     (619,978)           --
                                                -----------------  ---------------------   -----------------  ---------------------
Total distributions to shareholders...........        (122,722)             (20,410)             (724,407)             (50,166)
                                                -----------------  ---------------------   -----------------  ---------------------

SHARE TRANSACTIONS:
 Proceeds from sales of shares................       4,134,849            5,851,980             4,431,471            3,925,119
 Reinvestment of distributions................         122,722               20,411               724,407               50,166
 Cost of shares redeemed......................        (330,729)             (18,259)             (237,236)             (20,415)
                                                -----------------  ---------------------   -----------------  ---------------------
Increase in net assets resulting from
  share transactions..........................       3,926,842            5,854,132             4,918,642            3,954,870
                                                -----------------  ---------------------   -----------------  ---------------------
INCREASE IN NET ASSETS........................       5,515,236            6,901,404             5,945,443            4,523,720
Net assets at the beginning of period.........       6,926,429               25,025             4,548,745               25,025
                                                -----------------  ---------------------   -----------------  ---------------------
NET ASSETS AT END OF PERIOD...................     $12,441,665          $ 6,926,429           $10,494,188          $ 4,548,745
                                                -----------------  ---------------------   -----------------  ---------------------
                                                -----------------  ---------------------   -----------------  ---------------------
Undistributed (accumulated distributions
  in excess of) net investment income
  at end of period............................     $    17,279          $ --                  $  --                $     1,391
                                                -----------------  ---------------------   -----------------  ---------------------
                                                -----------------  ---------------------   -----------------  ---------------------

PORTFOLIO SHARE INFORMATION:
 Shares sold..................................         119,100              207,331               135,933              143,157
 Shares issued upon reinvestment
   of distributions...........................           3,142                  621                20,329                1,743
 Shares redeemed..............................          (8,885)                (566)               (6,828)                (686)
                                                -----------------  ---------------------   -----------------  ---------------------
 Increase in Portfolio shares outstanding.....         113,357              207,386               149,434              144,214
                                                -----------------  ---------------------   -----------------  ---------------------
                                                -----------------  ---------------------   -----------------  ---------------------

------------
(a) For the period January 3, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     37
--------------------------------------------------------------------------------

                                                          GNA GOVERNMENT PORTFOLIO                   GNA ADJUSTABLE RATE PORTFOLIO
                                                ----------------------------------------   ----------------------------------------
                                                   YEAR ENDED          PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                                                DECEMBER 31, 1996  DECEMBER 31, 1995 (A)   DECEMBER 31, 1996  DECEMBER 31, 1995 (A)
                                                -----------------  ---------------------   -----------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income........................     $   500,189          $   375,765           $   374,034           $   285,656
 Net realized gain (loss) from:
   Investment transactions....................         (18,427)             154,781               (14,389)               63,800
   Options contracts..........................          31,937            --                     --                   --
   Futures contracts..........................         (28,944)              (3,947)             --                   --
 Net increase in unrealized appreciation from:
   Investment transactions....................        (193,239)             320,289               (25,781)              227,819
   Futures contracts..........................         (25,634)               3,882              --                   --
                                                -----------------  ---------------------   -----------------   --------------------
Net increase in net assets resulting
  from operations.............................        265,882              850,770               333,864               577,275
                                                -----------------  ---------------------   -----------------   --------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income........................        (500,387)            (375,567)             (375,605)             (284,085)
 Net realized gains...........................        (155,115)           --                      (63,800)            --
                                                -----------------  ---------------------   -----------------   --------------------
Total distributions to shareholders...........        (655,502)            (375,567)             (439,405)             (284,085)
                                                -----------------  ---------------------   -----------------   --------------------

SHARE TRANSACTIONS:
 Proceeds from sales of shares................       1,297,060            6,361,451               527,348             5,141,909
 Reinvestment of distributions................         653,972              363,712               438,576               274,129
 Cost of shares redeemed......................        (648,394)             (48,824)             (132,937)              (86,275)
                                                -----------------  ---------------------   -----------------   --------------------
Increase in net assets resulting from
  share transactions..........................       1,302,638            6,676,339               832,987             5,329,763
                                                -----------------  ---------------------   -----------------   --------------------
INCREASE IN NET ASSETS........................         913,018            7,151,542               727,446             5,622,953
Net assets at the beginning of period.........       7,176,567               25,025             5,647,978                25,025
                                                -----------------  ---------------------   -----------------   --------------------
NET ASSETS AT END OF PERIOD...................     $ 8,089,585          $ 7,176,567           $ 6,375,424           $ 5,647,978
                                                -----------------  ---------------------   -----------------   --------------------
                                                -----------------  ---------------------   -----------------   --------------------
Undistributed (accumulated distributions
  in excess of) net investment income
  at end of period............................     $     5,438          $     8,138           $    (2,855)          $    13,526
                                                -----------------  ---------------------   -----------------   --------------------
                                                -----------------  ---------------------   -----------------   --------------------

PORTFOLIO SHARE INFORMATION:
 Shares sold..................................          48,499              250,976                20,153               205,376
 Shares issued upon reinvestment
   of distributions...........................          25,147               13,782                16,853                10,523
 Shares redeemed..............................         (24,953)              (1,831)               (5,101)               (3,289)
                                                -----------------  ---------------------   -----------------   --------------------
 Increase in Portfolio shares outstanding.....          48,693              262,927                31,905               212,610
                                                -----------------  ---------------------   -----------------   --------------------
                                                -----------------  ---------------------   -----------------   --------------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   The Financial Highlights set forth below include selected data for a share outstanding thoughout each period and other performance information derived from the financial statements.

                                                         GNA GROWTH PORTFOLIO                         GNA VALUE PORTFOLIO
                                               -----------------------------------------   ----------------------------------------
                                                  YEAR ENDED           PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                                               DECEMBER 31, 1996   DECEMBER 31, 1995 (A)   DECEMBER 31, 1996  DECEMBER 31, 1995 (A)
                                               -----------------   ---------------------   -----------------  ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........      $ 33.24               $ 25.00               $ 31.32              $ 25.00
Income from Investment Operations
  Net investment income+......................         0.08                  0.10                  0.40                 0.55
  Net realized and unrealized gains
    (losses) on investments...................         5.74                  8.24                  6.54                 6.31
                                                    -------               -------               -------              -------
  Total from investment operations............         5.82                  8.34                  6.94                 6.86
                                                    -------               -------               -------              -------

LESS DISTRIBUTIONS FROM
  Net investment income.......................        (0.03)                (0.10)                (0.41)               (0.54)
  Net realized gains..........................        (0.36)                 0.00                 (2.23)                0.00
                                                    -------               -------               -------              -------
  Total distributions.........................        (0.39)                (0.10)                (2.64)               (0.54)
                                                    -------               -------               -------              -------
NET ASSET VALUE, END OF PERIOD................      $ 38.67               $ 33.24               $ 35.62              $ 31.32
                                                    -------               -------               -------              -------
                                                    -------               -------               -------              -------
TOTAL RETURN (%) (B)..........................        17.48                 33.37                 22.29                27.68
RATIOS/SUPPLEMENTAL DATA
  Ratios to average daily net assets (%) (c)
     Net expenses+............................         1.10                  1.10                  1.10                 1.10
     Gross expenses+..........................         1.64                  2.89                  1.82                 3.87
     Net investment income+...................         0.21                  0.47                  1.22                 2.03

  Portfolio turnover (%)......................        42.57                 65.88                 98.53                41.67

  Net Assets, end of period (millions)........      $  12.4               $   6.9               $  10.5              $   4.5

+Reimbursement of expenses from Adviser.......      $  0.21               $  0.38               $  0.24              $  0.75

Average commission rate (d)...................      $ 0.050                   N/A                 0.050                  N/A

------------
(a) For the period January 3, 1995 (commencement of operations) through December 31, 1995
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the Adviser not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     39
--------------------------------------------------------------------------------

                                                       GNA GOVERNMENT PORTFOLIO                  GNA ADJUSTABLE RATE PORTFOLIO
                                               -----------------------------------------   ---------------------------------------
                                                  YEAR ENDED          PERIOD ENDED           YEAR ENDED          PERIOD ENDED
                                               DECEMBER 31, 1996  DECEMBER 31, 1995 (A)   DECEMBER 31, 1996  DECEMBER 31, 1995 (A)
                                               -----------------  ---------------------   -----------------  ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........      $ 27.19              $ 25.00               $ 26.44              $ 25.00
Income from Investment Operations
  Net investment income+......................         1.64                 1.70                  1.54                 1.38
  Net realized and unrealized gains
    (losses) on investments...................        (0.79)                2.19                 (0.12)                1.44
                                                    -------              -------               -------              -------
  Total from investment operations............         0.85                 3.89                  1.42                 2.82
                                                    -------              -------               -------              -------

LESS DISTRIBUTIONS FROM
  Net investment income.......................        (1.66)               (1.70)                (1.62)               (1.38)
  Net realized gains..........................        (0.50)                0.00                 (0.27)                0.00
                                                    -------              -------               -------              -------
  Total distributions.........................        (2.16)               (1.70)                (1.89)               (1.38)
                                                    -------              -------               -------              -------
NET ASSET VALUE, END OF PERIOD................      $ 25.88              $ 27.19               $ 25.97              $ 26.44
                                                    -------              -------               -------              -------
                                                    -------              -------               -------              -------
TOTAL RETURN (%) (B)..........................         3.38                15.99                  5.60                11.50
RATIOS/SUPPLEMENTAL DATA
  Ratios to average daily net assets (%) (c)
     Net expenses+............................         0.90                 0.90                  0.70                 0.70
     Gross expenses+..........................         1.68                 2.09                  1.63                 2.05
     Net investment income+...................         6.34                 6.51                  6.19                 5.38

  Portfolio turnover (%)......................         1.65               129.71                 36.59                36.47

  Net Assets, end of period (millions)........      $   8.1              $   7.2               $   6.4              $   5.6

+Reimbursement of expenses from Adviser.......      $  0.20              $  0.31               $  0.23              $  0.35

Average commission rate (d)...................          N/A                  N/A                   N/A                  N/A

------------
(c)   Annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of security trades on which commissions are charged.

--------------------------------------------------------------------------------

40                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION OF THE PORTFOLIOS. GNA Variable Series Trust (the "Trust") is organized as a Delaware Business Trust under a Declaration of Trust dated March 25, 1994, amended and restated August 22, 1994 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of four investment portfolios (the "Portfolios"), the GNA Growth Portfolio, the GNA Value Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio that commenced operations as of January 3, 1995. Shares of the Trust are offered only to a separate account of Great Northern Insured Annuity Corporation, an affiliated insurance company which funds certain variable annuity contracts. As of December 31, 1996, the affiliated insurance company controlled the Portfolios by virtue of ownership of all of the Portfolios' shares of beneficial interest.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of the Portfolios' financial statements in accordance with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The following is a summary of significant accounting policies followed consistently by the Portfolios.

  SECURITIES VALUATION. Securities (including options) listed or traded on an exchange or quoted on NASDAQ are valued at their last sale prices prior to the time when assets are valued. Lacking any sales on that day, securities are valued at the mean between the current closing bid and asked prices. Other securities for which market quotations are readily available are valued at the mean of the bid and asked quotations quoted prior to the time when assets are valued ("market value"). Certain securities are valued primarily utilizing such pricing services as may be deemed appropriate. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the New York Stock Exchange. Investments in certain long-term debt securities not traded in an organized market are valued primarily based on market quotations provided by recognized dealers of such securities. Other securities for which market quotations are not readily available, such as restricted securities, or where pricing occurs during periods of market disruption, are valued in good faith by or under the authority of the Trustees of the Trust. Short-term investments maturing within 60 days are valued at original cost plus accreted discount or accrued interest which approximates market value.

  SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME. Sales and purchases are accounted for as of trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued pro rata to maturity. Original issue discount is accreted for financial and tax accounting purposes.

  FUTURES CONTRACTS. Each of the Portfolios may purchase and sell futures contracts, subject to certain limitations. The GNA Government Portfolio uses interest rate futures contracts as a hedge against changes in interest rates. Upon entering into a futures contract, each Portfolio is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the face amount of the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     41
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED fluctuations in the value of the unrealized gains and losses by the Portfolio. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Portfolio may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

  OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and sell listed call and put options on futures contracts. The GNA Government Portfolio uses options on interest rate futures contracts as a hedge against changes in interest rates. Options are valued in accordance with the securities valuation policies described above. Transactions in options on futures contracts involve similar risks to those on futures contracts.

  When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the options written.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Each Portfolio may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. A Portfolio will not enter into such agreements for the purpose of investment leverage. Liability for the purchase price and all the rights and risks of ownership of the securities accrue to a Portfolio at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days (but not to exceed 120 days) of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at the price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. government securities, cash or cash equivalents (or a receivable for investment sold in connection therewith) of an aggregate current value sufficient to make payment for the securities.

  REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1 by Standard and Poor's or P-1 by Moody's, in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. A Portfolio will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the Portfolio. In addition, not more than one-third of the current market value of the Portfolio's total assets shall constitute secured "loans" by the Portfolio under repurchase agreements.

  FEDERAL INCOME TAXES. As a Delaware Business Trust, each Portfolio is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the

--------------------------------------------------------------------------------

42                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Portfolio's shareholders without regard to the income and capital gains (or losses) of the other Portfolios. It is the intent of the Portfolios to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income and realized gains to their shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provisions were required. For Federal income tax purposes, any futures contracts or options on futures contracts which remain open at year-end are marked-to-market and the resultant net gain or loss is included in Federal taxable income. As of December 31, 1996, the Portfolios had net tax basis capital loss carryforwards which may be applied against taxable gains until their expiration date as follows:

                                                              EXPIRATION
                                                                DATES
PORTFOLIO                                         AMOUNT     DECEMBER 31,
------------------------------------------------ --------    ------------
GNA Growth Portfolio............................ $136,024        2004
GNA Government Portfolio........................   25,224        2004
GNA Adjustable Rate Portfolio...................   10,947        2004

  Additionally, net capital losses of $207,356 and $14,527 attributable to security transactions in the GNA Growth Portfolio and GNA Government Portfolio, respectively, incurred after October 31, 1996 are treated as arising on January 1, 1997, the first day of the Portfolios' next taxable year.

  DISTRIBUTION OF INCOME AND GAINS. Net investment income for the GNA Growth Portfolio is declared and paid annually. Net investment income for the GNA Value Portfolio is declared and paid quarterly. Net investment income for the GNA Government and GNA Adjustable Rate Portfolios are declared as dividends to shareholders of record as of the close of business each day and are paid to shareholders monthly. During any particular year, net realized gains from investment transactions in excess of any available capital loss carryforwards, would be taxable to the Portfolios if not distributed and, therefore, will be declared and paid to their shareholders annually.

  CAPITAL ACCOUNTS. The Portfolios report the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain
(loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Portfolios may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Portfolios.

  PREPAID INSURANCE. Insurance costs are amortized on a straight-line basis over the duration of the insurance period.

  DEFERRED ORGANIZATIONAL COSTS. Costs incurred by the Trust in connection with its organization and of the Portfolios have been deferred ratably and are being amortized over a 60 month period on a straight-line basis beginning at the commencement of operations of the Portfolios.

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     43
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
  EXPENSES. Expenses such as management fees, custodian fees, transfer agent fees, and registration fees are charged directly to the Portfolios, while indirect expenses, such as audit fees, legal fees, trustee fees and expenses, and insurance are allocated among the Portfolios principally based on their relative net assets.

3. PURCHASES AND SALES OF SECURITIES. The cost of purchases and the proceeds from sales and paydowns of investments other than U.S. Government and agency securities, short term investments and options, for the year ended December 31, 1996, were as follows:

PORTFOLIO                                     PURCHASES       SALES       PAYDOWNS
------------------------------------------   -----------    ----------    --------
GNA Growth Portfolio......................   $ 8,598,755    $4,101,191    $  --
GNA Value Portfolio.......................    12,243,844     7,707,326       --
GNA Adjustable Rate Portfolio.............     1,066,005        --         253,179

  The cost of purchases and the proceeds from sales and paydowns of long-term U.S. Government and agency securities, for the year ended December 31, 1996, were as follows:

PORTFOLIO                                     PURCHASES       SALES       PAYDOWNS
-------------------------------------------   ----------    ----------    --------
GNA Value Portfolio........................   $   33,050    $   99,564    $  --
GNA Government Portfolio...................    1,995,340       124,890     794,500
GNA Adjustable Rate Portfolio..............    3,066,749     2,168,300     963,288

  At December 31, 1996, the security pledged to cover margin requirements for open futures contracts on United States Treasury Notes and Bonds for the GNA Government Portfolio was as follows:

DESCRIPTION                                               FACE VALUE    MARKET VALUE
-------------------------------------------------------   ----------    ------------
Federal Home Loan Bank Bonds, 5.720%, 11/22/00.........   $  100,000    $     97,719
                                                          ----------    ------------
                                                          ----------    ------------

  Transactions in options written on United States Treasury Bond Futures for the GNA Government Portfolio were as follows:

                                                           NUMBER OF         NET
                                                         CONTRACTS OF      PREMIUMS
                                                        WRITTEN OPTIONS    RECEIVED
                                                        ---------------    --------
Outstanding at December 31,1995......................       --             $  --
Written..............................................          205           58,704
Closed and Expired...................................         (183)         (51,552)
Exercised............................................          (22)          (7,152)
                                                        ---------------    --------
Outstanding at December 31,1996......................       --             $  --
                                                        ---------------    --------
                                                        ---------------    --------

--------------------------------------------------------------------------------

44                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
  Aggregate federal income tax cost and gross unrealized appreciation (depreciation) of investments for each Portfolio at December 31, 1996 was as follows:

                                           FEDERAL         GROSS            GROSS             NET
                                            INCOME       UNREALIZED       UNREALIZED       UNREALIZED
PORTFOLIO                                  TAX COST     APPRECIATION    (DEPRECIATION)    APPRECIATION
---------------------------------------   ----------    ------------    --------------    ------------
GNA Growth Portfolio...................   $9,502,419    $  3,057,745    $      (92,114)   $  2,965,631
GNA Value Portfolio....................    8,954,190       1,535,451           (16,341)      1,519,110
GNA Government Portfolio...............    7,916,074         179,441           (52,391)        127,050
GNA Adjustable Rate Portfolio..........    6,162,104         211,588            (9,550)        202,038

4. MANAGEMENT, DISTRIBUTION AND TRUSTEES' FEES. Under Advisory agreements between the Portfolios and GNA Capital Management, Inc. (the "Adviser"), each Portfolio agrees to pay the Adviser a fee based on its average daily net assets as follows:

  GNA GROWTH PORTFOLIO. The Adviser's fee is calculated based upon the Portfolio's average daily net assets, equal to an annual rate of .80% of the first $100 million and .70% of average daily net assets in excess of $100 million.

  GNA VALUE PORTFOLIO. The Adviser's fee is calculated at an annual rate of 0.80% of the average daily net assets of the Portfolio if the average daily net assets of the Portfolio and the Investors Trust Value Fund, a series of another affiliated registered investment company, ("Combined Average Daily Net Assets") equals to $100 million or less, and 0.70% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets exceeds $100 million. For the year ended December 31, 1996, the Adviser's fee was equivalent to an annual effective rate of 0.80%.

  GNA GOVERNMENT PORTFOLIO. The Adviser's fee is calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio if the average daily net assets of the Portfolio and the Investors Trust Government Fund, a series of another affiliated registered investment company, ("Combined Average Daily Net Assets") equals to $500 million or less, 0.60% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is greater than $500 million and is equal to or less than $750 million, 0.55% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is greater than $750 million and is equal to or less than $1.25 billion, 0.50% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets is equal to or less than $1.5 billion and 0.45% of the Portfolio's average daily net assets if the Combined Average Daily Net Assets exceed $1.5 billion. For the year ended December 31, 1996, the Adviser's fee was equivalent to an annual effective rate of 0.55%.

  GNA ADJUSTABLE RATE PORTFOLIO. The Adviser's fee is calculated at an annual rate of .40% of the Portfolio's average daily net assets.

--------------------------------------------------------------------------------

GNA Variable Series Trust                                                     45
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED
  The Adviser has agreed to reimburse the Portfolios, for expenses incurred by the Portfolios to the extent that such expenses exceed the following percentages of each Portfolio's average daily net assets during the year ended December 31, 1996:

PORTFOLIO                                                                PERCENTAGES
----------------------------------------------------------------------   -----------
GNA Growth Portfolio..................................................      1.10%
GNA Value Portfolio...................................................      1.10%
GNA Government Portfolio..............................................      0.90%
GNA Adjustable Rate Portfolio.........................................      0.70%

  The expense reimbursement may be extended or modified by the Adviser. The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

  The Portfolios' Advisory agreements also provide that if, in any year, the total of certain specified expenses of any of the Portfolios exceed the expense limitations applicable to the Portfolios imposed by the securities regulations of any state in which they are then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Portfolios for any expenses which exceed state expense limitations up to the amount of management fees paid or payable by the Portfolios during such year.

  The Adviser has retained the following portfolio managers (the "Sub-Advisers") for the Portfolios. These Sub-Advisers are responsible for the actual investment management of the Portfolio's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

PORTFOLIO                                            SUB-ADVISERS
------------------------------------   -----------------------------------------
GNA Growth Portfolio................   Value Line, Inc.
GNA Value Portfolio.................   Duff & Phelps Investment Management, Co.
GNA Adjustable Rate Portfolio.......   Standish, Ayer & Wood, Inc.

  The Adviser has not retained a Sub-Adviser for the GNA Government Portfolio.

  The Trust pays each Trustee not affiliated with the Adviser its proportionate share of a fee of: (1) an annual fee of $2,000; and (2) a fee of $250 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. The proportionate rate is allocated among the portfolios principally based on their relative net assets. No remuneration is paid by the Trust to any Trustee or officer of the Portfolio who is affiliated with the Adviser.

--------------------------------------------------------------------------------

46                                                     GNA Variable Series Trust
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of GNA Variable Series Trust:

  We have audited the accompanying statements of assets and liabilities of each of the series of GNA Variable Series Trust (in this report comprised of the GNA Growth Portfolio, the GNA Value Portfolio, the GNA Government Portfolio and the GNA Adjustable Rate Portfolio (the "Portfolios")) including the investment portfolios, as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios enumerated above as of December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period January 3, 1995 (commencement of operations) to December 31, 1995 in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 12, 1997

--------------------------------------------------------------------------------

                                     PART C

                                     PART C

Item 24.

         Financial Statements and Exhibits.

         (a)      Financial Statements:

                  (1) Financial Statements included in PART A (Prospectus) of this Registration Statement:

                           Financial Highlights for each share of the GNA Adjustable Rate Portfolio series, GNA Government Portfolio series, GNA Value Portfolio series and GNA Growth Portfolio series of the Trust

                  (2) Financial Statements included in PART B of this Registration Statement:

                           Audited statements of assets and liabilities for each of the GNA Adjustable Rate Portfolio series, GNA Government Portfolio series, GNA Value Portfolio series and GNA Growth Portfolio series of the Trust as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 3, 1995 (commencement of operations) to December 31, 1995, together with the related notes thereto and report of independent accountants thereon, are attached to the Statement of Additional Information.

          (b)     Exhibits:

Exhibit No.       Description
1(a)              Master Trust Agreement (Agreement and Declaration of Trust) dated March 25, 1994.1

1(b)              First Amended and Restated Master Trust Agreement (Agreement and Declaration of Trust) dated
                  August 22, 1994.2

1(c)              Certificate of Trust dated March 18, 1994.2

1(d)              Certificate of Amendment to Certificate of Trust dated August 22, 1994.2

2                 By-Laws.1

3                 None.

4                 Specimen share certificates.2

5(a)              Advisory Agreement.2

5(b)              Form of Sub-Advisory Agreement for each of the GNA Adjustable
                  Rate Portfolio series, GNA Government Portfolio series, GNA
                  Value Portfolio series and GNA Growth Portfolio series.2

6                 None.

7                 None.

8                 Custodian Contract.2

9                 Transfer Agency Agreement.2

10(a)             Opinion of Counsel regarding shares of each of the GNA Adjustable Rate
                  Portfolio series, GNA Government Portfolio series, GNA Value Portfolio series and GNA Growth Portfolio series.2

10(b)             Consent of Counsel.

                                       78


11                Consent of Independent Accountant.

12                Not Applicable.

13                Not Applicable.

14                Not Applicable.

15                Not Applicable.

16                Not Applicable.

17(a) Powers of Attorney for Geoffrey S. Stiff, Pierce T. Lindberg and Edward R. McMillan.1

17(b)             Power of Attorney for Douglas H. Pedersen. 3

27                Financial Data Schedule

       -------------------------------------
       1   Incorporated by reference to Securities Act of 1933 Filing No.
           33-77138 filed March 30, 1994.

       2   Incorporated by reference to Pre-Effective Amendment No. 1 to
           Securities Act of 1933 Filing No. 33-77138 filed September 20, 1994.

       3  Incorporated by reference to Post-Effective Amendment No. 1 to
          Securities Act of 1933 Filing No. 33-77138 filed June 30, 1995.


Item 25.      Persons Controlled by or Under Common Control with Registrant.

      Information regarding persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "The
Trust, The Portfolio and Management" in the Prospectus, and the section captioned "Management of the Trust" in the Statement of Additional Information.

Item 26.      Number of Holders of Securities.

      As of December 31, 1996, the record holders of each class of Registrant's securities were as follows:

 Title of Class                                       Number of Record Holders

 GNA Adjustable Rate Portfolio                                    1
 GNA Government Portfolio                                         1
 GNA Value Portfolio                                              1
 GNA Growth Portfolio                                             1

Item 27.  Indemnification.

         Under Article VI of the Registrant's Master Trust Agreement each of its
Trustees and Officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered
Person may be or may have been involved as a party or otherwise or with which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the

                                       79



facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Item 28.  Business and Other Connections of Investment Advisers.

         The following information is provided with respect to each director and executive officer of the Adviser:



                                                               Business and Other Positions
Name                           Position With Adviser           Within Last Two Years





Geoffrey S. Stiff              Director, President and         President and Chief Executive Officer
                               Chief Executive Officer         of General Electric Capital Assurance
                                                               Company and Great Northern Insured
                                                               Annuity Corporation since 1997. Senior
                                                               Vice President and CFO of GNA Corporation
                                                               and its subsidiaries 1993-1997.

Victor C. Moses                Director and Senior Vice        Senior Vice President of GNA Corporation,
                               President                       Seattle, WA, and holds similar executive
                                                               positions with its subsidiaries.

Thomas W. Casey                Vice President and Chief        Vice President and Controller of GNA
                               Financial Officer               Corporation and its subsidiaries since
                                                               December 1993.

Jerome R. Powers               Vice President                  Vice President of General Electric
                                                               Capital Assurance Company, Great Northern
                                                               Insured Annuity Corporation and GE Capital
                                                               Life Assurance Company of New York since
                                                               October 1995.  Previously Vice President of
                                                               Northwestern Mutual Life Insurance Company,
                                                               1993 to 1995.

Edward J. Wiles, Jr.           Vice President, Counsel and     Vice President, Counsel and Secretary of GNA
                               Secretary                       Corporation, GNA Distributors, Inc., GNA
                                                               Mortgage Funding Corporation and GNA
                                                               Securities, Inc. and holds similar executive
                                                               positions with GNA Corporation's other
                                                               subsidiaries.

Charles A. Kaminski            Senior Vice President           Senior Vice President of GNA Securities,
                                                               Inc., Senior Vice President and Director of
                                                               General Electric Capital Assurance Company
                                                               and Great Northern Insured Annuity
                                                               Corporation.



                                       81



                                                               Business and Other Positions
Name                           Position With Adviser           Within Last Two Years

John W. Attey                  Vice President, Counsel         Vice President, Counsel and Secretary
                               and Assistant Secretary         of GNA Corporation and its subsidiaries.
                                                               since 1994.

Scott A. Curtis                Vice President                  Vice President of General Electric
                                                               Capital Assurance Company, Great Northern
                                                               Insured Annuity Corporation, GNA
                                                               Securities, Inc. and GNA Distributors,
                                                               Inc. since 1996. Employed by GNA since 1990.

Stephen N. DeVos               Vice President                  Vice President and Controller
                               and Controller                  of GNA Corporation and its subsidiaries
                                                               since 1996. Technical Adviser, General
                                                               Electric Capital Corporation 1994-1996.

William D. Koski               Vice President                  Vice President of General Electric Capital
                                                               Assurance Company and Great Northern Insured
                                                               Annuity Corporation since 1995.

Jeff Hugunin                   Treasurer                       Treasurer of GNA
                                                               Corporation and
                                                               its subsidiaries
                                                               since 1994.

         The business and other connections of the officers and directors of (i) Value Line are listed on the Form ADV for Value Line as currently on file with the Commission (File No. 801-625), (ii) Duff & Phelps are listed on the Form ADV for Duff & Phelps as currently on file with the Commission (File No. 801-14813), and (iii) Standish are listed on the Form ADV for Standish currently on file with the Commission (File No. 801-584), the text of each of which is hereby incorporated by reference.

Item 29.  Principal Underwriters.

         Not Applicable

Item 30.  Location of Accounts and Records.

         The accounts and records of the Registrant are maintained at the offices of the Registrant at Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101, and the offices of the Custodian and Transfer Agent, P.O. Box 351, Boston, MA 02101.

Item 31.  Management Services.

         There are no management-related service contracts other than the Advisory Agreement and the Sub-Advisory Agreements relating to management services described in Parts A and B.

Item 32.  Undertakings.

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

         (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to Article VI of the Registrant's Agreement and Declaration of Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registration of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, and State of Washington on this 30th day of April, 1997.

                                GNA VARIABLE SERIES TRUST

                                By: /s/ Geoffrey S. Stiff
                                   -------------------------------
                                   Geoffrey S. Stiff, President

        As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in the capacities indicated on this 30th day of April, 1997.

        Signature                       Title                   Date
        ---------                       -----                   ----

/s/ Geoffrey S. Stiff           President                       6/30/97
----------------------------    (Principal Executive Officer)
Geoffrey S. Stiff

*                               Trustee                         4/30/97
----------------------------
Douglas H. Pedersen

*                               Trustee                         4/30/97
----------------------------
Pierce T. Lindberg


*                               Trustee                         4/30/97
----------------------------
Edward R. McMillan

/s/ Thomas W. Casey             Vice President and Treasurer    4/30/97
----------------------------    (Principal Accounting Officer)
Thomas W. Casey

/s/ Stephen N. DeVos            Vice President and Controller   4/30/97
----------------------------
Stephen N. DeVos

*By /s/ Edward J. Wiles, Jr.
   -------------------------
   (Attorney-in-fact pursuant to Powers
   of Attorneys previously filed)

                                                1933 Act File No. 33-77138
                                                1940 Act File No. 811-8456


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                   FORM N-1A
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |_|

                          Pre-Effective Amendment No.                |-|
                       Post-Effective Amendment No.   3              |X|

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_|
                               Amendment No.    4                    |X|

                              --------------------


                           GNA VARIABLE SERIES TRUST

               (Exact Name of Registrant as Specified in Charter)


                              --------------------


                                    EXHIBITS

                               Index to Exhibits


                                                                Sequential Page
                                                                    Number


10(b)    Consent of Counsel.

11       Consent of Independent Accountant.

27       Financial Data Schedule